UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22716

Stone Harbor Emerging Markets Total Income Fund

(Exact name of registrant as specified in charter)

1290 Broadway, Suite 1100

Denver, CO 80203

(Address of principal executive offices) (Zip code)

Adam J. Shapiro, Esq.

c/o Stone Harbor Investment Partners LP

31 West 52nd Street, 16th Floor

New York, NY 10019

(Name and address of agent for service)

With copies To:

Michael G. Doherty, Esq.

Ropes & Gray LLP

1211 Avenue of the Americas

New York, NY 10036

Registrant’s telephone number, including area code: (303) 623-2577

Date of fiscal year end: November 30

Date of reporting period: November 30, 2017

Item 1. Report to Stockholders.

Stone Harbor Investment Partners

November 30, 2017

Annual Report

Emerging Markets Total Income Fund

Distribution Policy

November 30, 2017

Stone Harbor Emerging Markets Total Income Fund (the “Fund”), acting pursuant to a U.S. Securities and Exchange Commission exemptive order and with the approval of the Fund’s Board of Trustees (the “Board”), has adopted a plan, consistent with its investment objectives and policies to support a level distribution of income, capital gains and/or return of capital (the “Plan”). In accordance with the Plan, the Fund currently distributes $0.1511 per share on a monthly basis.

The fixed amount distributed per share is subject to change at the discretion of the Fund’s Board. Under the Plan, the Fund will typically distribute most or all of its available investment income to its shareholders, consistent with its primary investment objectives and as required by the Internal Revenue Code of 1986, as amended (the “Code”). The Fund may also distribute long term capital gains and short term capital gains and return capital to shareholders in order to maintain a level distribution. Each monthly distribution to shareholders is expected to be at the fixed amount established by the Board, except for extraordinary distributions and potential distribution rate increases or decreases to enable the Fund to comply with the distribution requirements imposed by the Code. In addition, the Fund may distribute more than its income and net realized capital gains, and therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that a shareholder invested in the Fund is paid back to that shareholder. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’. The amounts and sources of distributions reported to shareholders during the fiscal year are only estimates and are not provided for tax or financial reporting purposes. The actual amounts and sources of the amounts for tax or financial reporting purposes will depend upon the Fund’s investment experience during the year and are subject to change.

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of these distributions or from the terms of the Plan. The Fund’s total return performance on net asset value is presented in its financial highlights table.

The Board may amend, suspend or terminate the Fund’s Plan without prior notice if it deems such action to be in the best interest of the Fund or its shareholders. The suspension or termination of the Plan could have the effect of creating a trading discount (if the Fund’s stock is trading at or above net asset value) or widening an existing trading discount. The Fund is subject to risks that could have an adverse impact on its ability to maintain level distributions. Examples of potential risks include, but are not limited to, economic downturns impacting the markets, investments in foreign securities, foreign currency fluctuations and changes in the Code. Please refer to the Fund’s prospectus for a more complete description of its risks.

Table of Contents

Shareholder Letter	2
Summary of Portfolio Holdings	4
Growth of $10,000 Investment	5
Report of Independent Registered Public Accounting Firm	6
Statement of Investments	7
Statement of Assets & Liabilities	13
Statement of Operations	14
Statements of Changes in Net Assets	15
Statement of Cash Flows	16
Financial Highlights	17
Notes to Financial Statements	18
Summary of Dividend Reinvestment Plan	29
Additional Information	30
Trustees & Officers	32
Benchmark Descriptions	36

Stone Harbor Emerging Markets Total Income Fund	Shareholder Letter

November 30, 2017 (Unaudited)

Dear Investor,

The Stone Harbor Emerging Markets Total Income Fund (“EDI” or “Fund”) seeks to maximize total return, which consists of income on its investments and capital appreciation. The Fund invests in fixed income securities and related instruments that are economically tied to emerging markets (EM) countries, including sovereign external debt, local currency debt (non-U.S. dollar), and corporate debt from EM issuers. Additionally, the Fund may invest up to 20% of its assets in emerging equity markets.

Our investment thesis is straightforward - despite periods of high market volatility, we believe EM debt markets continue to offer attractive investment opportunities for total return investors. That investment thesis has been reinforced during the Fund’s fiscal year ended November 30, 2017 as the market shook off post-US election volatility and generated very strong returns. We continue to believe most EM countries maintain prudent debt levels and substantially lower fiscal deficits relative to the developed world. Furthermore, GDP growth of EM countries taken as a group, continues to expand at a faster rate than in the developed world. In addition, EM debt still offers higher yields than advanced economy debt, even though EMs often have better fundamentals in most cases, based on our analysis.

We believe that a key advantage we have in managing EDI is the latitude to adjust the risk in the portfolio based on our fundamental economic and credit views, as well as our assessment of the macroeconomic environment. Our investment process focuses on allocating to three distinct sectors of EM debt - hard currency sovereigns, local currency sovereigns, and corporates - each of which tend to behave differently in various macroeconomic environments. We also can invest a portion of EDI in EM equity markets. We believe these allocation decisions provide important diversification benefits.

In addition, we can vary the amount of leverage used by the Fund depending on our confidence in our return expectations. In general, we employ leverage to seek higher returns. However, when uncertainty rises, and with it greater perceived risks, we can also reduce leverage so that the Fund has less exposure to EM risk.

Performance Review

The total return on net asset value (NAV) of EDI for the twelve months ending November 30, 2017 was 23.02% (net of expenses). For the period, the Fund maintained an average premium to its NAV of 2.17%(1), although the Fund traded at a discount to its NAV during the earlier part of the period until late January 2017. Market tracking indices for the three sectors of EM debt(2)— external sovereign debt, local currency debt, and corporate debt — delivered total returns of 10.91%, 15.04% and 8.46%, respectively, during the reporting period.

Our exposure to oil credits was the biggest contributor to Fund performance during the fiscal year. Month-end oil prices ranged from $45 - $56 per barrel during the period. Amid this price volatility, oil credits were outstanding performers. The list of countries that were among the main contributors to our performance is quite diverse but a common factor was a dependence on oil production and exports. Our positions in Mexico, Ghana, Iraq, Russia, Angola and Ecuador all made important contributions to Fund returns. Our overweight position in Argentina was the largest single country contributor to our performance during the period. Our allocations to Argentina’s external sovereign, local currency sovereign and corporate debt all contributed to returns as investors welcomed the country’s return to more orthodox economic policies under the new Macri administration.

Other countries also made an impact on overall Fund performance during the period. Our position in Ukraine’s USD denominated debt performed well and contributed to performance. The country benefitted from a reduction of hostilities in eastern Ukraine combined with continued support of the IMF. Our position in Brazil’s local currency denominated debt benefitted from continued rate cuts by the Brazilian Central Bank as progress on inflation combined with the visibility of economic recovery from recession. After an extended period of positive returns in Venezuela we reduced our position in Venezuelan credit. That reduction proved timely as Venezuela was the worst performing credit in the USD-denominated sovereign universe during the Fund’s fiscal year with virtually all of that negative performance occurring during November 2017. We maintain a position in Venezuela in anticipation of a possible debt restructuring and that position detracted from Fund returns during the fiscal year.

As we mentioned, asset allocation is an important decision in the management of the Fund. Our allocation to local currency denominated sovereign debt ranged between 21% and 45% during the period with our average monthly allocation approximately 37.5%. This allocation generated excellent returns as listed above. Since returns from local currency debt tend to be highly correlated with changes in expectations for GDP growth, we viewed the returns of local currency debt in the fiscal year as evidence that investors continue to gain confidence in the outlook for emerging market growth, we continue to believe that local currency sovereign debt should provide the highest risk-adjusted total returns in the EM universe. Those returns will, however, likely be accompanied by the highest level of volatility, in our view.

Throughout the reporting period, leverage consisted primarily of short-term reverse repurchase agreements through which the Fund borrowed funds by selling securities under the obligation to repurchase them at a later date at a fixed price. The implied borrowing costs of the repurchase agreements averaged approximately 1.87% per annum for the fiscal year. The level of gross leverage reached a maximum of 33.3% of total assets on January 31, 2017 and a minimum of 23.5% on October 22, 2017. By the end of the reporting period, leverage was 23.7%. Net leverage (gross leverage less cash held) remained lower than gross leverage throughout the period. The Fund’s management team varied borrowing levels to reflect the team’s outlook on EM risk, increasing borrowings when it felt opportunities had improved and reducing borrowings when, in the team’s judgment, macroeconomic risks had risen.

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Stone Harbor Emerging Markets Total Income Fund	Shareholder Letter

November 30, 2017 (Unaudited)

The Fund uses various derivative instruments to implement its strategies. These derivatives are utilized to manage the Fund’s credit risk, interest rate risk, foreign exchange risk and efficiently gain certain investment exposure. These derivative positions may increase or decrease the Fund’s exposure to these risks. At the end of the reporting period the Fund had net exposure to these derivatives of approximately $1.0 million. Over the course of the reporting period these derivative positions generated net realized gain of approximately $800 thousand and $1.3 million in unrealized depreciation for a net decrease in operations of $1.3 million.

Market Review and Outlook

In our view, the total returns for EM indices for the reporting period were driven by a combination of events in developed markets, country and company-specific news in some emerging markets, and valuations.

Macroeconomic developments in advanced economies are important inputs into our assessment of the outlook for EM debt returns. The impact of developments outside the emerging markets on emerging market valuations has been a critical variable in the performance of emerging market assets since the end of the 2008 financial crisis. These factors, including slow growth and abnormally low interest rates in the developed world helped underscore the higher yields and stronger fundamentals available in emerging markets, attracting investor attention and generating positive returns. These positive returns were generated against a backdrop of policy uncertainty in the US. Trump administration policies, particularly regarding trade, have the potential to create emerging markets volatility in the future. We continue to monitor the policy environment and its potential impact on the Fund.

Despite these headwinds from advanced economies, our fundamental positive views on emerging markets remain intact. We continue to believe that many EM country growth rates will improve in the next 12 to 18 months. In addition to good growth and solid fundamentals, emerging markets debt assets continue to offer attractive valuations, in our opinion.

In the past, we have detailed some of the key risks to our constructive outlook for EM debt. Today, those risks seem to emanate from both developed and emerging market countries. The likelihood of increases in US interest rates, the uncertainty surrounding Trump administration policies and the ongoing political and religious strife in the Middle East are all potential risks. On the other hand, a number of risk factors impacting emerging markets have moderated over the Fund’s fiscal year. As of the date of this report the market has more clarity on short term interest rate policies from the US Federal Reserve and the European Central Bank; China’s growth outlook has stabilized; and the Trump administration has moderated its protectionist trade rhetoric. In assessing all these factors, our base case return scenarios for EM debt over the coming year remain positive. Our view derives from a disciplined investment process in which we review the ability and willingness of borrowers to repay their debts. We also assess whether current prices of EM bonds, currencies and local interest rates reflect adequate compensation for the risks the Fund is incurring. Based on this analysis we continue to believe that EM debt will generate among the highest returns in the fixed income markets.

Other general risks of the Fund relate to our use of leverage and also to the longer-term prospects for a rise in global interest rates. Stone Harbor Investment Partners LP (“Adviser”) attempts to mitigate the risk of loss of principal due to the possibility of a general rise in global interest rates through our investment process that determines sector and country allocations, as well as security selection. We seek to reduce interest rate sensitivity during periods of rising interest rates. Notwithstanding these efforts, rising interest rates would increase the Fund’s cost of leverage and could also decrease the value of its portfolio securities, adversely affecting Fund performance.

We continue to believe that investing in EDI may offer an attractive means of capitalizing on further improvements in credit quality in EM. We thank you for your confidence in our ability to invest in these volatile markets and look forward to reporting on EDI in six months.

Sincerely,

Thomas K. Flanagan

Chairman of the Board of Trustees

(1)	Performance on a market value basis, or at market price, will differ from its results at NAV. Although market price returns typically reflect investment results over time, during shorter periods, returns at market price can also be influenced by factors such as changing views about the Fund, market conditions, supply and demand for the Fund’s shares, or changes in Fund dividends.

(2)	JPMorgan EMBI Global Diversified Index, JPMorgan GBI-EM Global Diversified Index, and JPMorgan CEMBI Broad Diversified Index.

Annual Report | November 30, 2017	3

Stone Harbor Emerging Markets Total Income Fund	Summary of Portfolio Holdings

November 30, 2017 (Unaudited)

Fund Details
Market Price	$14.92
Net Asset Value (NAV)	$15.22
Premium/(Discount)	(1.97%)
Current Distribution Rate(1)	12.15%
Net Assets (in millions)	$147

Country Allocation (as a % of Total Net Assets)(3) Country Breakdown	%
Brazil	17.50%
Ukraine	10.31%
Mexico	7.82%
Russia	6.86%
South Africa	6.86%
Iraq	6.04%
Uruguay	5.36%
Indonesia	5.32%
Argentina	5.23%
Turkey	5.13%
Ecuador	5.11%
Colombia	4.89%
Ghana	4.77%
Egypt	4.53%
Ivory Coast	3.86%
Gabon	2.85%
Costa Rica	2.61%
El Salvador	2.11%
Jamaica	2.07%
Dominican Republic	2.07%
Kenya	2.07%
Angola	2.03%
Nigeria	1.95%
Lebanon	1.90%
Pakistan	1.40%
Zambia	1.13%
Venezuela	1.09%
Malaysia	1.06%
Cameroon	1.01%
India	0.72%
Trinidad & Tobago	0.18%
Ethiopia	0.13%
Total	125.97%
Short Term Security	2.81%
Liabilities in Excess of Other Assets	-28.78%
Total Net Assets	100.00%

Security Type Allocation(2)

Sector Allocation(2)		Regional Breakdown(2)		Sovereign Local Currency Breakdown(2)
Sovereign Local	42.50%	Latin America	43.58%	Brazilian Real	8.23%
Sovereign External	44.79%	Africa	20.62%	Colombian Peso	3.83%
Corporate	10.45%	Europe	17.40%	Dominican Peso	1.60%
Cash & Equivalents / U.S. Treasuries	2.26%	Middle East	9.57%	Egyptian Pound	3.44%
		Asia	6.57%	Indonesian Rupiah	3.84%
		Cash & Equivalents / U.S. Treasuries	2.26%	Mexican Peso	4.23%
				Nigerian Naira	0.80%
				Russian Ruble	5.39%
				Turkish New Lira	3.58%
				South African Rand	3.35%
				Uruguayan Peso	4.21%
				Total	42.50%

*	Less than .005% of Net Assets.

(1)	Current Distribution Rate is based on the Fund’s current annualized monthly distribution divided by the Fund’s current market price. The Fund’s monthly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and return of capital in order to maintain a level distribution.

(2)	Based on managed assets and investment manager’s sector classifications including derivative exposure. For purposes of this example, managed assets include total net assets plus any borrowings attributed to the use of reverse repurchase agreements and the notional values of interest rate swaps as described on page 12.

(3)	Country refers to country of primary risk exposure, as determined by Stone Harbor. In certain instances, a security’s country of incorporation may be different from its country of risk.

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Stone Harbor Emerging Markets Total Income Fund	Growth of $10,000 Investment

November 30, 2017 (Unaudited)

Comparison of Change in Value of $10,000 Investment in Stone Harbor Emerging Markets Total Income Fund and the JPMorgan Emerging Markets Bond Indices: EMBI Global Diversified, CEMBI Broad Diversified, and GBI-EM Global Diversified (please refer to the Benchmark Descriptions section for detailed benchmark descriptions).

Total Returns as of November 30, 2017 (Inception Date, October 25, 2012)

		Average Annual Return
	6 Month	One Year	Three Year	Five Year	Since Inception
Stone Harbor Emerging Markets Total Income Fund – NAV	6.07%	23.02%	5.90%	2.22%	2.41%
Stone Harbor Emerging Markets Total Income Fund – Market Price	-4.03%	29.31%	7.80%	1.12%	1.10%
JPMorgan CEMBI Broad Diversified Index	2.69%	8.46%	5.44%	4.70%	4.74%
JPMorgan EMBI Global Diversified Index	2.92%	10.91%	6.02%	4.57%	4.63%
JPMorgan GBI-EM Global Diversified Index	2.80%	15.04%	-0.21%	-1.52%	-1.24%

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance shown. Total return is calculated by determining the percentage change in NAV or market price (as applicable) in the specified period. The calculation assumes that all income dividends, capital gain and return of capital distributions, if any, have been reinvested and includes all fee waivers and expense reimbursements. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or broker commissions or sales charges in connection with the purchase or sale of Fund shares. Investment return and principal value will vary, and shares, when sold, may be worth more or less than their original cost. Total returns for a period of less than one year are not annualized. Index returns do not include the effects of sales charges, management fees and fund expenses or transaction costs. It is not possible to invest directly in an index.

Performance at market price will differ from its results at NAV. Although market price returns typically reflect investment results over time, during shorter periods returns at market price can also be influenced by factors such as changing views about the Fund, market conditions, supply and demand for the Fund’s shares, or changes in Fund dividends.

An investment in the Fund involves risk, including the loss of principal. Total return, market price, market price yield and NAV will fluctuate with changes in market conditions. This data is provided for information purposes only and is not intended for trading purposes. Closed-end funds, unlike open-end funds, are not continuously offered. There is a onetime public offering and once issued, shares of closed-end funds are traded in the open market through a stock exchange. NAV is equal to total assets attributable to common shareholders less total liabilities divided by the number of common shares outstanding. Holdings are subject to change daily.

Annual Report | November 30, 2017	5

Stone Harbor Emerging Markets Total Income Fund	Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Stone Harbor Emerging Markets Total Income Fund:

We have audited the accompanying statement of assets and liabilities of Stone Harbor Emerging Markets Total Income Fund (the “Fund”), including the statement of investments, as of November 30, 2017, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for the year then ended, for the period from June 1, 2016 through November 30, 2016, and for the year ended May 31, 2016, and the financial highlights for the year then ended, the period from June 1, 2016 through November 30, 2016, each of the three years in the period ended May 31, 2016, and for the period from October 25, 2012 (Commencement of Operations) to May 31, 2013. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2017, by correspondence with the custodian, brokers, and agent banks; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Stone Harbor Emerging Markets Total Income Fund as of November 30, 2017, the results of its operations and its cash flows for the year then ended, the changes in its net assets for the year then ended, for the period from June 1, 2016 through November 30, 2016, and for the year ended May 31, 2016, and the financial highlights for the year then ended, the period from June 1, 2016 through November 30, 2016, each of the three years in the period ended May 31, 2016, and for the period from October 25, 2012 (Commencement of Operations) to May 31, 2013, in conformity with accounting principles generally accepted in the United States of America.

Denver, Colorado

January 29, 2018

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Stone Harbor Emerging Markets Total Income Fund	Statement of Investments

November 30, 2017

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
SOVEREIGN DEBT OBLIGATIONS - 99.19%
Angola - 2.03%
Republic of Angola:
	USD	9.50%	11/12/25	331,000	$373,823	(1)
	USD	9.50%	11/12/25	2,307,000	2,605,468	(2)(3)
					2,979,291

Argentina - 4.11%
Provincia del Chaco	USD	9.38%	08/18/24	1,405,000	1,492,812	(2)(3)
Republic of Argentina:
	EUR	7.82%	12/31/33	2,120,576	2,924,705
	USD	8.28%	12/31/33	524,906	605,939
	EUR	2.26%	12/31/38	313,339	259,202	(4)
	EUR	2.26%	12/31/38	879,000	746,485	(4)
					6,029,143

Brazil - 10.39%
Nota Do Tesouro Nacional:
	BRL	10.00%	01/01/21	8,000,000	2,493,517
	BRL	10.00%	01/01/27	42,625,000	12,750,592
					15,244,109

Cameroon - 1.01%
Republic of Cameroon	USD	9.50%	11/19/25	1,239,000	1,485,251	(1)(3)

Colombia - 4.78%
Bogota Distrio Capital	COP	9.75%	07/26/28	6,130,000,000	2,187,108	(2)
Colombian TES	COP	6.00%	04/28/28	15,300,000,000	4,820,092
					7,007,200

Costa Rica - 2.61%
Republic of Costa Rica:
	USD	7.00%	04/04/44	915,000	953,888	(2)(3)
	USD	7.00%	04/04/44	1,751,000	1,825,417	(1)(3)
	USD	7.16%	03/12/45	991,000	1,052,937	(2)(3)
					3,832,242

Dominican Republic - 2.07%
Dominican Republic Bond	DOP	10.50%	04/07/23	135,000,000	3,038,376	(1)

Ecuador - 3.07%
Republic of Ecuador:
	USD	7.95%	06/20/24	1,700,000	1,772,250	(2)(3)
	USD	9.65%	12/13/26	1,277,000	1,435,029	(1)(3)
	USD	8.88%	10/23/27	1,219,000	1,299,984	(1)
					4,507,263

Egypt - 4.53%
Republic of Egypt	EGP	0.00%	12/05/17	118,000,000	6,643,011	(5)

El Salvador - 2.11%
Republic of El Salvador:
	USD	7.75%	01/24/23	1,844,000	2,005,350	(2)
	USD	6.38%	01/18/27	469,000	469,000	(1)
	USD	7.63%	02/01/41	584,000	615,390	(2)
					3,089,740

See Notes to Financial Statements.

Annual Report | November 30, 2017	7

Stone Harbor Emerging Markets Total Income Fund	Statement of Investments

November 30, 2017

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Ethiopia - 0.13%
Federal Democratic Republic of Ethiopia	USD	6.63%	12/11/24	185,000	$192,284	(1)

Gabon - 2.85%
Republic of Gabon:
	USD	6.38%	12/12/24	1,786,000	1,783,768	(1)(3)
	USD	6.95%	06/16/25	2,349,000	2,398,916	(1)(3)
					4,182,684

Ghana - 3.20%
Republic of Ghana	USD	10.75%	10/14/30	3,475,000	4,699,938	(1)(3)

Indonesia - 4.96%
Republic of Indonesia:
	IDR	8.25%	07/15/21	46,479,000,000	3,683,648
	IDR	8.38%	09/15/26	43,360,000,000	3,587,846
					7,271,494

Iraq - 6.03%
Republic of Iraq:
	USD	6.75%	03/09/23	647,000	655,087	(1)
	USD	5.80%	01/15/28	8,553,000	8,200,189	(2)(3)
					8,855,276

Ivory Coast - 3.86%
Ivory Coast Government:
	USD	5.75%	12/31/32	2,921,055	2,921,055	(2)(3)(4)
	USD	6.13%	06/15/33	2,725,000	2,742,031	(1)(3)
					5,663,086

Kenya - 2.06%
Republic of Kenya:
	USD	6.88%	06/24/24	1,415,000	1,496,363	(1)(3)
	USD	6.88%	06/24/24	1,450,000	1,533,375	(2)(3)
					3,029,738

Lebanon - 1.90%
Lebanese Republic:
	USD	6.25%	11/04/24	1,461,000	1,371,514
	USD	6.75%	11/29/27	1,500,000	1,413,750	(3)
					2,785,264

Malaysia - 1.06%
1MDB Global Investments Ltd.	USD	4.40%	03/09/23	1,600,000	1,550,000	(2)(3)

Nigeria - 1.73%
Republic of Nigeria:
	NGN	0.00%	04/05/18	142,625,000	373,052	(5)
	NGN	0.00%	04/12/18	452,000,000	1,164,272	(5)
	USD	6.50%	11/28/27	522,000	533,092	(1)
	USD	7.63%	11/28/47	456,000	470,820	(1)
					2,541,236

Pakistan - 1.40%
Republic of Pakistan	USD	8.25%	09/30/25	1,850,000	2,053,500	(2)(3)

Russia - 6.86%
Russian Federation	RUB	7.40%	12/07/22	586,000,000	10,061,538

See Notes to Financial Statements.

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Stone Harbor Emerging Markets Total Income Fund	Statement of Investments

November 30, 2017

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
South Africa - 4.31%
Republic of South Africa:
	ZAR	6.75%	03/31/21	34,100,000	$2,373,781
	ZAR	8.00%	01/31/30	62,000,000	3,950,761
					6,324,542

Turkey - 4.54%
Republic of Turkey:
	TRY	8.30%	06/20/18	17,325,000	4,305,921
	TRY	10.50%	01/15/20	9,700,000	2,357,562
					6,663,483

Ukraine - 10.01%
Ukraine Government:
	USD	7.75%	09/01/19	29,000	30,494	(1)
	USD	7.75%	09/01/20	1,120,000	1,190,700	(1)
	USD	7.75%	09/01/21	2,286,000	2,441,448	(1)
	USD	7.75%	09/01/23	878,000	935,399	(1)(3)
	USD	7.75%	09/01/23	1,518,000	1,617,239	(2)(3)
	USD	7.75%	09/01/24	778,000	821,568	(1)
	USD	7.75%	09/01/25	1,146,000	1,201,008	(1)
	USD	7.75%	09/01/26	200,000	207,600	(2)
	USD	7.75%	09/01/26	2,081,000	2,160,078	(1)(3)
	USD	7.75%	09/01/27	3,192,000	3,310,104	(1)
Ukreximbank Via Biz Finance PLC	USD	9.75%	01/22/25	700,000	764,750	(2)
					14,680,388

Uruguay - 5.36%
Republic of Uruguay	UYU	4.38%	12/15/28	64,255,200	2,561,228
Uruguay Notas del Tesoro	UYU	13.90%	07/29/20	136,000,000	5,305,409
					7,866,637

Venezuela - 1.09%
Republic of Venezuela	USD	7.75%	10/13/19	6,220,821	1,594,085	(3)(6)

Zambia - 1.13%
Republic of Zambia:
	USD	8.50%	04/14/24	758,000	822,430	(1)
	USD	8.97%	07/30/27	754,000	835,055	(2)
					1,657,485

TOTAL SOVEREIGN DEBT OBLIGATIONS					145,528,284
(Cost $150,473,032)

BANK LOANS - 2.30%
Brazil - 2.30%
Banco de Investimentos Credit Suisse
Brasil SA - Brazil Loan Tranche A	USD	6.25%	01/10/18	2,711,000	2,703,014	(7)
Banco de Investimentos Credit Suisse
Brasil SA - Brazil Loan Tranche B	USD	6.25%	01/10/18	675,000	673,011	(7)
					3,376,025

TOTAL BANK LOANS					3,376,025
(Cost $3,392,901)

CORPORATE BONDS - 24.48%
Argentina - 1.12%
Pampa Energia SA	USD	7.50%	01/24/27	1,500,000	1,639,500	(1)(3)

See Notes to Financial Statements.

Annual Report | November 30, 2017	9

Stone Harbor Emerging Markets Total Income Fund	Statement of Investments

November 30, 2017

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Brazil - 4.81%
Cosan Luxembourg SA	USD	7.00%	01/20/27	600,000	$649,410	(1)
ESAL GmbH	USD	6.25%	02/05/23	750,000	724,688	(1)
GTL Trade Finance Inc.	USD	7.25%	04/16/44	1,000,000	1,097,560	(1)(3)
Marfrig Holdings Europe BV	USD	8.00%	06/08/23	750,000	787,031	(1)
Minerva Luxembourg SA	USD	6.50%	09/20/26	1,500,000	1,558,455	(1)(3)
Petrobras Global Finance BV	USD	8.75%	05/23/26	1,886,000	2,249,715	(3)
					7,066,859

Colombia - 0.12%
Empresas Publicas de Medellin ESP	COP	8.38%	02/01/21	500,000,000	171,961	(2)

Ecuador - 2.04%
EP PetroEcuador via Noble Sovereign Funding I Ltd.	USD	3M US L + 5.63%	09/24/19	1,538,105	1,576,558	(8)
Petroamazonas EP	USD	4.63%	02/16/20	1,449,000	1,415,318	(1)(3)
					2,991,876

Ghana - 1.57%
Tullow Oil PLC	USD	6.25%	04/15/22	2,287,000	2,301,294	(2)(3)

India - 0.72%
Vedanta Resources PLC:
	USD	8.25%	06/07/21	169,000	188,329	(1)
	USD	6.38%	07/30/22	740,000	773,300	(1)
	USD	7.13%	05/31/23	84,000	90,510	(1)
					1,052,139

Indonesia - 0.37%
Indika Energy Capital II Pte, Ltd.	USD	6.88%	04/10/22	517,000	538,972	(1)

Jamaica - 2.07%
Digicel Group, Ltd.	USD	7.13%	04/01/22	3,353,000	3,038,656	(1)(3)

Mexico - 7.82%
Mexichem SAB de CV	USD	5.88%	09/17/44	725,000	754,000	(1)
Petroleos Mexicanos:
	MXN	7.47%	11/12/26	172,500,000	8,156,356
	USD	6.75%	09/21/47	173,000	182,948	(1)
Sixsigma Networks Mexico SA de CV	USD	8.25%	11/07/21	2,250,000	2,379,375	(1)(3)
					11,472,679

Nigeria - 0.22%
IHS Netherlands Holdco BV	USD	9.50%	10/27/21	304,000	324,900	(1)

South Africa - 2.55%
Eskom Holdings SOC Ltd.	USD	7.13%	02/11/25	3,704,000	3,736,410	(1)(3)

Trinidad & Tobago - 0.18%
Petroleum Co. of Trinidad & Tobago Ltd.	USD	6.00%	05/08/22	262,500	265,125	(1)

Turkey - 0.58%
Turkiye Garanti Bankasi AS	USD	6.13%	05/24/27	861,000	855,877	(1)

Ukraine - 0.31%
State Savings Bank of Ukraine Via SSB #1 PLC	USD	9.63%	03/20/25	423,000	458,426	(2)(4)

TOTAL CORPORATE BONDS					35,914,674
(Cost $35,330,649)

See Notes to Financial Statements.

10	www.shiplpcef.com

Stone Harbor Emerging Markets Total Income Fund	Statement of Investments

November 30, 2017

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
SHORT TERM INVESTMENTS - 2.81%
Money Market Mutual Funds - 2.81%
State Street Institutional Liquid Reserves Fund (7-Day Yield)	USD	1.21%	N/A	4,121,816	$4,122,228

TOTAL SHORT TERM INVESTMENTS					4,122,228
(Cost $4,122,008)

Total Investments - 128.78%					188,941,211
(Cost $193,318,590)
Liabilities in Excess of Other Assets - (28.78)%					(42,223,523	)(9)

Net Assets - 100.00%					$146,717,688

*	The principal amount/shares of each security is stated in the currency in which the security is denominated.

Currency Abbreviations:

BRL	-	Brazilian Real
COP	-	Columbian Peso
DOP	-	Dominican Peso
EUR	-	Euro Currency
EGP	-	Egyptian Pound
IDR	-	Indonesian Rupiah
MXN	-	Mexican Peso
NGN	-	Nigerian Naira
RUB	-	Russian Ruble
TRY	-	New Turkish Lira
USD	-	United States Dollar
UYU	-	Uruguayan Peso
ZAR	-	South African Rand

Investment Abbreviations:

LIBOR - London Interbank Offered Rate

Libor Rates:

3M US L - 3 Month LIBOR as of November 30, 2017 was 1.49%

(1)	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may normally be sold to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $58,812,772, which represents approximately 40.09% of net assets as of November 30, 2017.
(2)	Securities were originally issued pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. As of November 30, 2017, the aggregate market value of those securities was $35,299,647, which represents approximately 24.06% of net assets.
(3)	On November 30, 2017, securities valued at $60,209,442 were pledged as collateral for reverse repurchase agreements.
(4)	Step bond. Coupon changes periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect as of November 30, 2017.
(5)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(6)	Security is in default and therefore is non-income producing.
(7)	The level 3 assets were valued using significant unobservable inputs as a result of unavailable quoted prices from an active market or the unavailability of other significant observable inputs.
(8)	Floating or variable rate security. The reference rate is described above. The rate in effect as of November 30, 2017 is based on the reference rate plus the displayed spread as of the security's last reset date. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.
(9)	Includes cash which is being held as collateral for derivatives.

See Notes to Financial Statements.

Annual Report | November 30, 2017	11

Stone Harbor Emerging Markets Total Income Fund	Statement of Investments

November 30, 2017

REVERSE REPURCHASE AGREEMENTS

Counterparty	Interest Rate	Acquisition Date	Maturity Date	Amount
Credit Suisse First Boston	2.000%	06/15/2017	06/16/2018	$3,828,675
Credit Suisse First Boston	2.000%	06/16/2017	06/19/2018	4,932,676
Credit Suisse First Boston	2.250%	06/16/2017	06/19/2018	1,998,750
Credit Suisse First Boston	2.250%	06/19/2017	06/20/2018	1,237,170
Credit Suisse First Boston	2.000%	06/20/2017	06/21/2018	2,746,750
Credit Suisse First Boston	2.250%	06/20/2017	06/21/2018	3,705,660
Credit Suisse First Boston	2.250%	06/21/2017	06/22/2018	1,010,678
Credit Suisse First Boston	2.000%	06/16/2017	06/27/2018	2,131,200
Credit Suisse First Boston	2.250%	06/28/2017	06/29/2018	651,915
Credit Suisse First Boston	2.000%	10/23/2017	10/25/2018	4,950,200
Credit Suisse First Boston	2.250%	10/23/2017	10/25/2018	1,091,250
J.P. Morgan Chase & Co.	1.250%	06/15/2017	06/19/2018	850,677
J.P. Morgan Chase & Co.	1.650%	06/15/2017	06/19/2018	1,199,909
J.P. Morgan Chase & Co.	1.900%	06/15/2017	06/19/2018	1,487,234
J.P. Morgan Chase & Co.	2.100%	06/15/2017	06/19/2018	759,680
J.P. Morgan Chase & Co.	2.100%	06/15/2017	06/20/2018	1,325,199
J.P. Morgan Chase & Co.	2.150%	06/27/2017	06/29/2018	2,925,161
J.P. Morgan Chase & Co.	2.000%	07/18/2017	07/19/2018	1,520,308
J.P. Morgan Chase & Co.	1.900%	10/03/2017	10/04/2018	1,088,203
J.P. Morgan Chase & Co.	2.100%	10/23/2017	10/25/2018	1,645,411
J.P. Morgan Chase & Co.	1.850%	10/27/2017	10/30/2018	4,620,256
				$45,706,962

All agreements can be terminated by either party on demand at value plus accrued interest.

INTEREST RATE SWAP CONTRACTS

Pay/Receive Floating Rate	Clearing House	Floating Rate	Expiration Date	Notional Amount	Fixed Rate	Value	Unrealized Appreciation/ (Depreciation)
Receive*	Chicago Mercantile Exchange	3 month LIBOR	12/23/2024	$150,000	2.309%	$51	$51
						$51	$51

Receive*	Chicago Mercantile Exchange	3 month LIBOR	02/01/2027	$12,600,000	2.427%	$(24,547)	$(24,547)
Receive*	Chicago Mercantile Exchange	3 month LIBOR	02/21/2027	8,500,000	2.427%	(14,808)	(14,808)
						$(39,355)	$(39,355)

*	Interest rate swaps pay quarterly.

See Notes to Financial Statements.

12	www.shiplpcef.com

Stone Harbor Emerging Markets Total Income Fund	Statement of Assets & Liabilities

November 30, 2017

ASSETS:
Investments, at value(1)	$188,941,211
Variation margin receivable on interest rate swap contracts	66,761
Receivable for investments sold	111,186
Deposits with brokers for interest rate swap contracts	787,858
Deposits with brokers for reverse repurchase agreements	370,000
Interest receivable	4,415,232
Prepaid and other assets	2,150
Total Assets	194,694,398

LIABILITIES:
Bank overdraft	25,056
Payable for reverse repurchase agreements	45,706,962
Interest payable on reverse repurchase agreements	327,789
Payable due to brokers for reverse repurchase agreements	223,000
Payable for investments purchased	1,236,990
Payable for distributions	71,665
Payable to adviser	159,714
Payable to administrator	55,048
Other payables	170,486
Total Liabilities	47,976,710
Net Assets	$146,717,688

NET ASSETS CONSIST OF:
Paid-in capital	$197,645,416
Distribution in excess of net investment income	(3,862)
Accumulated net realized loss	(46,463,453)
Net unrealized depreciation	(4,460,413)
Net Assets	$146,717,688

PRICING OF SHARES:
Net Assets	$146,717,688
Shares of beneficial interest outstanding (unlimited number of shares, par value of $0.001 per share authorized)	9,640,008
Net assets value, offering and redemption price per share	$15.22

(1) Cost of Investments	$193,318,590

See Notes to Financial Statements.

Annual Report | November 30, 2017	13

Stone Harbor Emerging Markets Total Income Fund	Statement of Operations

For the Year Ended November 30, 2017

INVESTMENT INCOME:
Interest (net of foreign withholding tax of $176,899)	$17,337,502
Dividends	99,585
Total Investment Income	17,437,087

EXPENSES:
Investment advisory fees	2,054,691
Interest on reverse repurchase agreements	1,124,116
Administration fees	320,444
Custodian fees	83,108
Professional fees	182,504
Printing fees	81,000
Trustee fees	19,541
Transfer agent fees	19,929
Insurance fees	18,346
Other	67,310
Total Expenses	3,970,989
Net Investment Income	13,466,098

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) on:
Investments	(601,306)
Credit default swap contracts	644,626
Interest rate swap contracts	(29,093)
Forward foreign currency contracts	192,272
Foreign currency transactions	39,277
Net realized gain	245,776
Net change in unrealized appreciation/(depreciation) on:
Investments	17,314,302
Credit default swap contracts	(912,647)
Interest rate swap contracts	(224,666)
Forward foreign currency contracts	(145,098)
Translation of assets and liabilities denominated in foreign currencies	52,241
Net change in unrealized appreciation	16,084,132
Net Realized and Unrealized Gain on Investments	16,329,908
Net Increase in Net Assets Resulting from Operations	$29,796,006

See Notes to Financial Statements.

14	www.shiplpcef.com

Stone Harbor Emerging Markets Total Income Fund	Statements of Changes in Net Assets

	For the Year Ended November 30, 2017	For the Fiscal Period Ended November 30, 2016(1)	For the Year Ended May 31, 2016
OPERATIONS:
Net investment income	$13,466,098	$6,017,662	$19,507,453
Net realized gain/(loss)	245,776	830,540	(43,188,593)
Net change in unrealized appreciation	16,084,132	1,015,413	15,374,218
Net increase/(decrease) in net assets resulting from operations	29,796,006	7,863,615	(8,306,922)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(2,104,807)	–	(11,819,608)
From tax return of capital	(15,346,276)	(8,715,285)	(5,610,962)
Net decrease in net assets from distributions to shareholders	(17,451,083)	(8,715,285)	(17,430,570)

Net asset value of common shares issued to stockholders from reinvestment of dividends	412,307	–	–
Net increase in net assets from capital share transactions	412,307	–	–

Net Increase/(Decrease) in Net Assets	12,757,230	(851,670)	(25,737,492)

NET ASSETS:
Beginning of year	133,960,458	134,812,128	160,549,620
End of year(including distribution in excess of net investment income of $(3,862), $(10,057,579) and $(16,728,316))	$146,717,688	$133,960,458	$134,812,128

OTHER INFORMATION:
Share Transactions:
Beginning shares	9,613,154	9,613,154	9,613,154
Shares issued as reinvestment of dividends	26,854	–	–
Shares outstanding - end of year	9,640,008	9,613,154	9,613,154

(1)	On July 20, 2016, the Board approved changing the fiscal year-end from May 31 to November 30. The fiscal period is June 1, 2016 through November 30, 2016.

See Notes to Financial Statements.

Annual Report | November 30, 2017	15

Stone Harbor Emerging Markets Total Income Fund	Statement of Cash Flows

For the Year Ended November 30, 2017
CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase in net assets from operations	$29,796,006
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Purchase of investment securities	(237,589,740)
Proceeds from disposition of investment securities	265,480,118
Net (purchase) proceeds from short-term investment securities	(4,121,964)
Amortization of discounts and accretion of premiums	(2,275,360)
Net realized (gain)/loss on:
Investments	601,306
Net change in unrealized (appreciation)/depreciation on:
Investments	(17,314,302)
Credit default swap contracts	912,647
Forward foreign currency contracts	145,098
(Increase)/Decrease in assets:
Deposits with brokers for interest rate swap contracts and reverse repurchase agreement	489,647
Interest receivable	39,005
Receivable on credit default swap contracts	23,300
Variation margin receivable	10,914
Prepaid expenses & other assets	11,145
Increase/(Decrease) in liabilities:
Payable for interest due on reverse repurchase agreements	(45,644)
Payable with brokers for credit default swap contracts and reverse repurchase agreement	(17,000)
Net premiums received for credit default swap contracts	(588,875)
Payable to adviser	(9,162)
Payable to administrator	25,998
Other payables	64,072
Net cash provided by operating activities	35,637,209

CASH FLOWS FROM FINANCING ACTIVITIES:
Cash provided by reverse repurchase agreement:	(294,113,841)
Cash used by reverse repurchase agreement:	276,604,507
Cash distributions paid	(16,967,111)
Payments on bank overdraft	(1,270,207)
Net cash provided by /(used in) financing activities	(35,746,652)

Effect of Exchange Rates on Cash	(681)

Net (increase)/decrease in cash	(110,124)
Cash Beginning of Period	110,124
Cash & Foreign Currency, End of Period	$0

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Non-cash financing activities not included herein consist of reinvestment of distributions of:	412,307
Cash paid for interest on reverse repurchase agreements during the period was:	1,169,760

See Notes to Financial Statements.

16	www.shiplpcef.com

Stone Harbor Emerging Markets Total Income Fund	Financial Highlights

For a share outstanding throughout the periods presented.

	For the Year Ended November 30, 2017		For the Fiscal Period Ended November 30, 2016(1)		For the Year Ended May 31, 2016		For the Year Ended May 31, 2015	For the Year Ended May 31, 2014	For the Period October 25, 2012 (Commencement of Operations) to May 31, 2013
Net asset value - beginning of period	$13.94		$14.02		$16.70		$21.18	$23.18	$23.88
Income/(loss) from investment operations:	$3.09		$0.83		$(0.87)		$(2.67)	$(0.19)	$0.35
Net investment income(2)	1.40		0.63		2.03		1.96	1.69	0.95
Net realized and unrealized gain/(loss) on investments	1.69		0.20		(2.90)		(4.63)	(1.88)	(0.60)
Total income/(loss) from investment operations	3.09		0.83		(0.87)		(2.67)	(0.19)	0.35

Less distributions to shareholders:
From net investment income	(0.22)		–		(1.23)		(1.81)	(1.56)	(0.85)
From net realized gains	–		–		–		–	(0.08)	(0.15)
From tax return of capital	(1.59)		(0.91)		(0.58)		–	(0.17)	–
Total distributions	(1.81)		(0.91)		(1.81)		(1.81)	(1.81)	(1.00)

Capital share transactions:
Common share offering costs charged to paid- in capital	–		–		–		–	–	(0.05)
Total capital share transactions	–		–		–		–	–	(0.05)
Net Increase/(Decrease) in Net Asset Value	1.28		(0.08)		(2.68)		(4.48)	(2.00)	(0.70)
Net asset value - end of period	$15.22		$13.94		$14.02		$16.70	$21.18	$23.18
Market price - end of period	$14.92		$13.00		$12.54		$14.86	$19.95	$23.95

Total Return - Net Asset Value(3)(4)	23.02%		5.93%		(2.68%)		(12.18%)	0.28%	1.12%
Total Return - Market Price(3)(4)	29.31%		10.44%		(2.18%)		(17.04%)	(8.58%)	(0.20%)

Ratios/Supplemental Data:
Net assets, end of period (in millions)	$147		$134		$135		$161	$204	$223
Ratio of expenses to average net assets	2.73	%(5)	2.51	%(6)(7)	2.26	%(5)	2.13%	2.14%	1.87	%(6)
Ratio of net investment income to average net assets	9.25%		8.32	%(6)	14.21%		10.58%	8.25%	6.48	%(6)
Ratio of expenses to average managed assets(8)	1.93	%(5)	1.75	%(6)(7)	1.59	%(5)	1.47%	1.49%	1.44	%(6)
Portfolio turnover rate	119%		47%		99%		79%	91%	112%

Borrowings at End of Period
Aggregate Amount Outstanding (in millions)	$46		$63		$46		$79	$82	$73
Asset Coverage	$4		$3		$4		$3	$3	$4

(1)	On July 20, 2016, the Board approved changing the fiscal year-end from May 31 to November 30. The fiscal period is June 1, 2016 through November 30, 2016.

(2)	Calculated using average shares throughout the period.
(3)	Total investment return is calculated assuming a purchase of common share at the opening on the first day and a sale at closing on the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment returns do not reflect brokerage commissions, if any.
(4)	Total returns for periods of less than one year are not annualized.
(5)	For the years ended November 30, 2017 and May 31, 2016, includes borrowing costs of 0.77% and 0.36% to average net assets and 0.55% and 0.25% to average managed assets, respectively.
(6)	Annualized.
(7)	For the fiscal period ended November 30, 2016, includes annualized borrowing costs of 0.56% to average net assets and 0.39% to average managed assets.
(8)	Average managed assets represent average net assets applicable to common shares plus average amount of borrowings during the period.

See Notes to Financial Statements.

Annual Report | November 30, 2017	17

Stone Harbor Emerging Markets Total Income Fund	Notes to Financial Statements

November 30, 2017

1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Fund is a closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund was organized as a Massachusetts business trust on May 25, 2012 pursuant to an Agreement and Declaration of Trust governed by the laws of The Commonwealth of Massachusetts (the “Declaration of Trust”). The Fund’s inception date is October 25, 2012. Prior to that, the Fund had no operations other than matters relating to its organization and the sale and issuance of 4,188 shares of beneficial interest (“Common Shares”) in the Fund to the Stone Harbor Investment Partners LP (the “Adviser” or “Stone Harbor”) at a price of $23.88 per share. The Fund’s common shares are listed on the New York Stock Exchange (the “Exchange”) and trade under the ticker symbol “EDI.” Effective July 20, 2016, the Board of EDI approved changing the fiscal year-end from May 31 to November 30.

The Fund’s investment objective is to maximize total return, which consists of income and capital appreciation from investments in emerging markets securities. The Fund will normally invest at least 80% of its net assets (plus any borrowings made for investment purposes) in emerging markets debt. Emerging markets debt includes fixed income securities and other instruments (including derivatives) that are economically tied to emerging market countries, that are denominated in the predominant currency of the local market of an emerging market country or whose performance is linked or otherwise related to those countries’ markets, currencies, economies or ability to repay loans. A security or instrument is economically tied to an emerging market country if it is principally traded on the country’s securities markets or if the issuer is organized or principally operates in the country, derives a majority of its income from its operations within the country or has a majority of its assets within the country.

The Fund is classified as “non-diversified” under the 1940 Act. As a result, it can invest a greater portion of its assets in obligations of a single issuer than a “diversified” fund. The Fund may therefore be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political or regulatory occurrence.

2.  SIGNIFICANT ACCOUNTING POLICIES AND RISK DISCLOSURES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The Fund is considered an investment company for financial reporting purposes under generally accepted accounting principles in the United States of America (“GAAP”). The policies are in conformity with GAAP. The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuation: Sovereign debt obligations, corporate bonds, and convertible corporate bonds, are generally valued at the mean between the closing bid and asked prices provided by an independent pricing service. The pricing service generally uses market models that consider trade data, yields, spreads, quotations from dealers and active market makers, credit worthiness, market information on comparable securities, and other relevant security specific information. Bank Loans are primarily valued by a loan pricing provider using a composite loan price at the mean of the bid and ask prices from one or more brokers of dealers. Credit Linked securities are generally valued using quotations from the broker through which the Fund executed the transaction. The broker’s quotation considers cash flows, default and recovery rates, and other security specific information. Equity securities for which market quotations are available are generally valued at the last sale price or official closing price on the primary market or exchange on which they trade. If, on a given day, a closing price is not available on the exchange, the equity security is valued at the mean between the closing bid and ask prices, as such prices are provided by a pricing service. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market and are valued at the mean between the bid and asked prices as of the close of business of that market. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these investments at fair value as determined in accordance with the procedures approved by the Fund’s Board. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value. Exchange Traded Funds (“ETFs”) are valued at the close price on the exchange it is listed. Money market mutual funds are valued at their net asset value. Over-the-counter traded derivatives (primarily swaps and foreign currency options) are generally priced by an independent pricing service. OTC traded credit default swaps are valued by the independent pricing source using a mid price that is calculated based on data an independent pricing source receives from dealers. OTC traded foreign currency options are valued by an independent pricing source using mid foreign exchange rates against USD for all currencies at 4:00 p.m. EST. Derivatives which are cleared by an exchange are priced by using the last price on such exchange. Foreign currency positions including forward currency contracts are priced at the mean between the closing bid and asked prices at 4:00 p.m. Eastern time.

A three-tier hierarchy has been established to measure fair value based on the extent of use of “observable inputs” as compared to “unobservable inputs” for disclosure purposes and requires additional disclosures about these valuations measurements. Inputs refer broadly to the assumptions that market participants would use in pricing a security. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the security developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the security developed based on the best information available in the circumstances.

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Stone Harbor Emerging Markets Total Income Fund	Notes to Financial Statements

November 30, 2017

The three-tier hierarchy is summarized as follows:

Level 1	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2	Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
Level 3	Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability and would be based on the best information available.

The following is a summary of the Fund’s investment and financial instruments based on the three-tier hierarchy as of November 30, 2017:

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Sovereign Debt Obligations	$–	$145,528,284	$–	$145,528,284
Bank Loans	–	–	3,376,025	3,376,025
Corporate Bonds	–	35,914,674	–	35,914,674
Short Term Investments	4,122,228	–	–	4,122,228
Total	$4,122,228	$181,442,958	$3,376,025	$188,941,211

Other Financial Instruments**
Assets
Interest Rate Swap Contracts	$–	$51	$–	$51

Liabilities
Interest Rate Swap Contracts	–	(39,355)	–	(39,355)
Total	$–	$(39,304)	$–	$(39,304)

*	For detailed country descriptions, see accompanying Statement of Investments.
**	Other financial instruments are derivative instruments reflected in the Statement of Investments. The derivatives shown in this table are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. For liabilities arising from bank overdrafts, the carrying amount approximates fair value due to the relatively short-term maturity of these financial instruments. As of November 30, 2017, the liabilities related to bank overdrafts used level 2 inputs.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Asset Type	Balance as of November 30, 2016	Accrued Discount/ premium	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Purchases	Sales Proceeds	Balance as of November 30, 2017	Net change in unrealized appreciation/ (depreciation) included in the Statements of Operations at November 30, 2017
Stone Harbor Emerging Markets Total Income
Bank Loans	$1,970,931	$–	$–	$(37,807)	$2,417,901	$(975,000)	$3,376,025	$(37,807)
Total	$1,970,931	$–	$–	$(37,807)	$2,417,901	$(975,000)	$3,376,025	$(37,807)

All level 3 investments have values determined utilizing third party pricing information without adjustment.

There were no transfers in or out of Levels 1 and 2 during the year ended November 30, 2017. It is the Fund’s policy to recognize transfers into and out of all levels at the end of the reporting period.

Annual Report | November 30, 2017	19

Stone Harbor Emerging Markets Total Income Fund	Notes to Financial Statements

November 30, 2017

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

In the event a Board approved independent pricing service is unable to provide an evaluated price for a security or the Adviser believes the price provided is not reliable, the Adviser may seek to find an alternative independent source, such as a broker/dealer to provide a price quote, or use evaluated pricing models similar to the techniques and models used by the independent pricing service. These fair value measurement techniques may utilize unobservable inputs (Level 3).

On at least a quarterly basis, the Adviser presents the factors considered in determining the fair value measurements and presents that information to the Board which meets at least quarterly.

Security Transactions and Investment Income: Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. If applicable, any foreign capital gains taxes are accrued, net of unrealized gains, and are payable upon the sale of such investments. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Prevailing foreign exchange rates may generally be obtained at the close of the NYSE (normally 4:00 p.m. Eastern time).

The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable.

Foreign Securities: The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the ability to repatriate funds, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Credit Linked Notes: The Fund may invest in credit linked notes to obtain economic exposure to high yield, emerging markets or other securities. Investments in a credit linked note typically provide the holder with a return based on the return of an underlying reference instrument, such as an emerging market bond. Like an investment in a bond, investments in credit linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. In addition to the risks associated with the underlying reference instrument, an investment in a credit linked note is also subject to liquidity risk, market risk, interest rate risk and the risk that the counterparty will be unwilling or unable to meet its obligations under the note.

Loan Participations and Assignments: The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, or any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

While some loans are collateralized and senior to an issuer’s other debt securities, other loans may be unsecured and/or subordinated to other securities. Some senior loans, such as bank loans, may be illiquid and generally tend to be less liquid than many other debt securities.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. Loans may not be considered “securities”, and purchasers, such as the Fund, therefore may not be entitled to rely on the anti-fraud protections of the federal securities laws.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the U.S. Securities and Exchange Commission (“SEC”) require that the Fund either delivers collateral or segregates assets in connection with certain investments (e.g., foreign currency exchange contracts, securities with extended settlement periods, and swaps) or certain borrowings (e.g., reverse repurchase agreements), the Fund will segregate collateral or designate on its books and record cash or other liquid securities having a value at least equal to the amount that is required to be physically segregated for the benefit of the counterparty. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party has requirements to deliver/deposit cash or securities as collateral for certain investments. Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as “Deposits with brokers” or “Payable due to brokers”, respectively. Securities collateral pledged for the same purpose is noted on the Statement of Investments.

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Stone Harbor Emerging Markets Total Income Fund	Notes to Financial Statements

November 30, 2017

Leverage: The Fund may borrow from banks and other financial institutions and may also borrow additional funds by entering into reverse repurchase agreements or the issuance of debt securities (collectively, “Borrowings”) in an amount that does not exceed 33 1/3% of the Fund’s Managed Assets (defined in Note 4) immediately after such transactions. It is possible that following such Borrowings, the assets of the Fund will decline due to market conditions such that this 33 1/3% limit will be exceeded. In that case, the leverage risk to Common Shareholders will increase.

In a reverse repurchase agreement, the Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. The Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Fund to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Fund to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. The Fund will segregate assets determined to be liquid to cover its obligations under reverse repurchase agreements. The segregated assets are found on the Fund’s Statement of Investments as full or partially pledge securities. The total amount of securities pledged at November 30, 2017 was $60,209,442. As all agreements can be terminated by either party on demand, face value approximates fair value at November 30, 2017. This fair value is based on Level 2 inputs under the three-tier fair valuation hierarchy described above. During the year ended November 30, 2017, the average amount of reverse repurchase agreements outstanding was $59,883,209, at a weighted average interest rate of 1.87%.

The following table indicates the total amount of reverse repurchased agreements, reconciled to gross liability as of November 30, 2017:

Remaining contractual maturity of the lending agreement

	Overnight & Continuous	Up to 30 days	30-90 days	Greater than 90 days	Total
Stone Harbor Emerging Markets Total Income Fund
Sovereign Debt Obligations	$32,146,388	$–	$–	$–	$32,146,388
Corporate Debt	13,560,574	–	–		13,560,574
Total	$45,706,962	$–	$–	$–	$45,706,962
Gross amount of unrecognized liabilities for reverse repurchase agreements					$45,706,962

Emerging Market Risk: Emerging market countries often experience instability in their political and economic structures. Government actions could have a great effect on the economic conditions in these countries, which can affect the value and liquidity of the assets of a Fund. Specific risks that could decrease a Fund’s return include seizure of a company’s assets, restrictions imposed on payments as a result of blockages on foreign currency exchanges, expropriation, confiscatory taxation and unanticipated social or political occurrences. In addition, the ability of an emerging market government to make timely payments on its debt obligations will depend on the extent of its reserves, interest rate fluctuations and access to international credit and investments. A country with non-diversified exports or that relies on specific imports will be subject to a greater extent to fluctuations in the pricing of those commodities. Failure to generate adequate earnings from foreign trade would make it difficult for an emerging market country to service foreign debt. Disruptions resulting from social and political factors may cause the securities markets of emerging market countries to close. If this were to occur, the liquidity and value of a Fund’s assets invested in corporate debt obligations of emerging market companies would decline. Foreign investment in debt securities of emerging market countries may be restricted or controlled to varying degrees. These restrictions can limit or preclude foreign investment in debt securities of certain emerging market countries. In addition, certain emerging market countries may also restrict investment opportunities in issuers in industries deemed important to national interests.

Interest Rate Risk: Changes in interest rates will affect the value of the Fund’s investments. In general, as interest rates rise, bond prices fall, and as interest rates fall, bond prices rise. Interest rate risk is generally greater for funds that invest a significant portion of their assets in high yield securities. However, funds that generally invest a significant portion of their assets in higher-rated fixed income securities are also subject to this risk. The Fund also faces increased interest rate risk if it invests in fixed income securities paying no current interest (such as zero coupon securities and principal-only securities), interest-only securities and fixed income securities paying non-cash interest in the form of other securities.

Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell at the time that the Fund would like or at the price that the Fund believes such investments are currently worth. Certain of the Fund’s investments may be illiquid. Illiquid securities may become harder to value, especially in changing markets. The Fund’s investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price or possibly require the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations, which could prevent the Fund from taking advantage of other investment opportunities. Additionally, the market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. Derivatives, securities that involve substantial interest rate or credit risk and bank loans tend to involve greater liquidity risk. In addition, liquidity risk tends to increase to the extent the Fund invests in securities whose sale may be restricted by law or by contract, such as Rule 144A and Regulation S securities.

Annual Report | November 30, 2017	21

Stone Harbor Emerging Markets Total Income Fund	Notes to Financial Statements

November 30, 2017

Foreign Investment Risk: The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign (non-U.S.) securities are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting, auditing and custody standards of foreign countries differ, in some cases significantly, from U.S. standards. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. Also, nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments could adversely affect the Fund’s investments in a foreign country. In the event of nationalization, expropriation or other confiscation, the Fund could lose its entire investment in foreign (non-U.S.) securities. Adverse conditions in a certain region can adversely affect securities of other countries whose economies appear to be unrelated. Foreign (non-U.S.) securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Leverage Risk: Leverage creates risks for Common Shareholders, including the likelihood of greater volatility of NAV per share and market price of, and dividends paid on, the Common Shares. There is a risk that fluctuations in the interest rates on any Borrowings held by the Fund may adversely affect the return to the Common Shareholders. If the income from the securities purchased with the proceeds of leverage is not sufficient to cover the cost of leverage, the return on the Fund will be less than if leverage had not been used, and therefore the amount available for distribution to the Common Shareholders as dividends and other distributions will be reduced.

The Fund may choose not to use leverage at all times. The amount and composition of leverage used may vary depending upon a number of factors, including economic and market conditions in the relevant emerging market countries, the availability of relatively attractive investment opportunities not requiring leverage and the costs and risks that the Fund would incur as a result of leverage.

Credit and Market Risk: The Fund invests in high yield and emerging market instruments that are subject to certain credit and market risks. The yields of high yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investment in non-dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations. Investments in derivatives are also subject to credit and market risks.

ETFs and Other Investment Companies Risk: The Fund may invest in an ETF or other investment company. The Fund will be subject to the risks of the underlying securities in which the other investment company invests. In addition, as a shareholder in an ETF or other investment company, the Fund will bear its ratable share of that investment company's expenses, and would remain subject to payment of the Fund's investment management fees with respect to the assets so invested. Common Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. In addition, these other investment companies may use leverage, in which case an investment would subject the Fund to additional risks associated with leverage. The Fund may invest in other investment companies for which the Adviser or an affiliate serves as investment manager or with which the Adviser is otherwise affiliated. The relationship between the Adviser and any such other investment company could create a conflict of interest between the Adviser and the Fund.

In addition to the risks related to investing in investment companies generally, investments in ETFs involve the risk that the ETF's performance may not track the performance of the index or markets the ETF is designed to track. In addition, ETFs often use derivatives to track the performance of the relevant index and, therefore, investments in those ETFs are subject to the same derivatives risks discussed below.

Distributions to Shareholders: The Fund intends to make a level dividend distribution each month to Common Shareholders. The level dividend rate may be modified by the Board from time to time. Any net capital gains earned by the Fund are distributed at least annually. For federal income tax purposes income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. Distributions to shareholders are recorded by the Fund on the ex-dividend date. A portion of the Fund’s distributions made for a taxable year may be recharacterized as a return of capital to shareholders. This may occur, for example, if the Fund’s distributions exceed its “earnings and profits” for the taxable year or because certain foreign currency losses may reduce the Fund’s income. This recharacterization may be retroactive. A return of capital will generally not be taxable, but will reduce a shareholder’s basis in his or her Fund shares and therefore result in a higher gain or lower loss when the shareholder sells the shares.

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Stone Harbor Emerging Markets Total Income Fund	Notes to Financial Statements

November 30, 2017

Federal and Other Taxes: No provision for income taxes is included in the accompanying financial statements, as the Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Code applicable to regulated investment companies.

The Fund evaluates tax positions taken (or expected to be taken) in the course of preparing the Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have more than a 50 percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements.

As of and during the year ended November 30, 2017, the Fund did not have a liability for any unrecognized tax benefits. The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations which is generally three years after the filing of the tax return for federal purposes and four years for most state returns. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

3.  DERIVATIVE INSTRUMENTS

Risk Exposure and the Use of Derivative Instruments: The Fund’s investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter in various types of derivatives contracts. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease or change the level or types of exposure to market factors. Central to those strategies are features inherent to derivatives that may make them more attractive for this purpose than equity or debt securities: they require little or no initial cash investment; they can focus exposure on only certain selected risk factors; and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if the Fund were to make direct purchases or sales of securities capable of effecting a similar response to market factors.

The Fund’s use of derivatives can result in losses due to unanticipated changes in the risk factors described in Note 2 and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives.

Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell or close out the derivative in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type below and in the notes that follow.

Derivatives are also subject to the risk of possible regulatory changes which could adversely affect the availability and performance of derivative securities, make them more costly and limit or restrict their use by the Fund, which could prevent the Fund from implementing its investment strategies and adversely affect returns.

Forward Foreign Currency Contracts: The Fund engaged in currency transactions with counterparties during the year ended November 30, 2017 to hedge the value of portfolio securities denominated in particular currencies against fluctuations in relative value, to gain or reduce exposure to certain currencies or to generate income or gains. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets & Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

Swap Agreements: The Fund invested in swap agreements during the year ended November 30, 2017. Swap agreements are bilaterally negotiated agreements between the Fund and a counterparty to exchange or swap investment cash flows, assets, or market-linked returns at specified, future intervals. Swap agreements are privately negotiated in the over-the-counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”). In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund may enter into credit default swaps, interest rate swaps, total return swaps on individual securities or groups or indices of securities for hedging, investment or leverage purposes. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Annual Report | November 30, 2017	23

Stone Harbor Emerging Markets Total Income Fund	Notes to Financial Statements

November 30, 2017

Swaps are marked-to-market daily and changes in value, including the accrual of periodic amounts of interest, are recorded daily within net change in unrealized appreciation/depreciation on swaps. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”). Each day the Fund may pay or receive cash equal to the variation margin of the centrally cleared swap. OTC swap payments received or paid at the beginning of the measurement period represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, interest rates, and other relevant factors). Generally, the basis of the OTC swaps is the unamortized premium received or paid. The periodic swap payments received or made by the Fund are recorded in the Statement of Operations as realized gains or losses, respectively. Any upfront fees paid are recorded as assets and any upfront fees received are recorded as liabilities. When the swap is terminated, the Fund will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any.

Credit Default Swap Contracts: The Fund entered into credit default swap contracts during the year ended November 30, 2017 for hedging purposes to gain market exposure or to add leverage to its portfolio. When used for hedging purposes, the Fund is the buyer of a credit default swap contract. In that case, the Fund is entitled to receive the par (or other agreed upon) value of a referenced debt obligation, index or other investment from the counterparty to the contract in the event of a default by a third party, such as a U.S. or foreign issuer, on the referenced debt obligation. In return, the Fund pays to the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no event of default occurs, the Fund has spent the stream of payments and received no benefit from the contract. When the Fund is the seller of a credit default swap contract, the Fund receives the stream of payments but is obligated to pay upon default of the referenced debt obligation. As the seller, the Fund effectively adds leverage to its portfolio because, in addition to its total assets, the Fund is subject to investment exposure on the notional amount of the swap.

In addition to the risks applicable to derivatives generally, credit default swaps involve special risks because they may be difficult to value, are highly susceptible to liquidity and credit risk and generally pay a return to the counterparty only in the event of an actual default by the issuer of the underlying obligation, as opposed to a credit downgrade or other indication of financial difficulty.

Interest Rate Swap Contracts: The Fund engaged in interest rate swaps during the year ended November 30, 2017. Interest rate swap agreements involve the exchange by the Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero costs and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

The tables below are a summary of the fair valuations of derivative instruments categorized by risk exposure.

Fair Values of derivative instruments on the Statement of Assets & Liabilities as of November 30, 2017:

Risk Exposure	Location	Fair Value	Location	Fair Value
Interest Rate Risk (Swap Contracts)*	Unrealized appreciation on interest rate swap contracts	$51	Unrealized depreciation on interest rate swap contracts	$(39,355)
Total		$51		$(39,355)

*	The value presented includes cumulative gain/(loss) on open interest rate swap contracts; however, the value reflected on the accompanying Statement of Assets and Liabilities is only the unsettled variation margin receivable/(payable) as of November 30, 2017.

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Stone Harbor Emerging Markets Total Income Fund	Notes to Financial Statements

November 30, 2017

The forward foreign currency contracts, credit default swaps, and interest rate swaps average use during the year ended November 30, 2017 is noted below:

Forward Foreign Currency Contracts*	Credit Default Swap Contracts**	Interest Rate Swap Contracts**
$(2,307,874)	$800,000	$43,716,667

*	Represents the average foreign currency amount translated into US dollars (bought) or sold.
**	Represents the average notional.

For the year ended November 30, 2017 the effect of derivative instruments on the Statement of Operations were as follows:

Risk Exposure	Location	Realized Gain/(Loss) on Derivatives	Change in Unrealized Appreciation/(Depreciation)on Derivatives Recognized in Income
Foreign Exchange Rate Risk (Forward Foreign Currency Contracts)	Net realized gain/(loss) on forward foreign currency contracts/Net change in unrealized appreciation/(depreciation) on forward foreign currency contracts	$192,272	$(145,098)
Credit Risk (Swap Contracts)	Net realized gain/(loss) on credit default swap contracts/Net change in unrealized appreciation/(depreciation) on credit default swap contracts	644,626	(912,647)
Interest Rate Risk (Swap Contracts)	Net realized gain/(loss) on interest rate swap contracts/Net change in unrealized appreciation/(depreciation) on interest rate swap contracts	(29,093)	(224,666)
Total		$807,805	$(1,282,411)

Offsetting Arrangements: Certain derivative contracts and reverse repurchase agreements are executed under standardized netting agreements. A derivative netting arrangement creates an enforceable right of set-off that becomes effective, and affects the realization of settlement on individual assets, liabilities and collateral amounts, only following a specified event of default or early termination. Default events may include the failure to make payments or deliver securities timely, material adverse changes in financial condition or insolvency, the breach of minimum regulatory capital requirements, or loss of license, charter or other legal authorization necessary to perform under the contract. These agreements mitigate counterparty credit risk by providing for a single net settlement with a counterparty of all financial transactions covered by the agreement in an event of default as defined under such agreement.

Annual Report | November 30, 2017	25

Stone Harbor Emerging Markets Total Income Fund	Notes to Financial Statements

November 30, 2017

The following table presents derivative financial instruments and reverse repurchase arrangements that are subject to enforceable netting arrangements, collateral arrangements or other similar agreements as of November 30, 2017.

Offsetting of Derivatives Liabilities

November 30, 2017

				Gross Amounts Not Offset in the Statements of Assets and Liabilities
	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amounts Presented in the Statements of Assets and Liabilities	Financial Instruments Available for Offset(a)	Cash Collateral Pledged(a)	Net Amount Payable
Reverse repurchase agreements	$45,706,962	$–	$45,706,962	$(45,706,962)	$–	$–
Total	$45,706,962	$–	$45,706,962	$(45,706,962)	$–	$–

(a)	These amounts are limited to the derivatives asset/liability balance and, accordingly, do not include excess collateral received/pledged.

4. TAX BASIS INFORMATION

Tax Basis of Distributions to Shareholders: Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

The tax character of the distributions paid by the Fund during the fiscal periods ended November 30, 2017 and November 30, 2016 was as follows:

	November 30, 2017	November 30, 2016
Ordinary Income	$2,104,807	$–
Return of Capital	15,346,276	8,715,285
Total	$17,451,083	$8,715,285

Components of Distributable Earnings on a Tax Basis: As of November 30, 2017, the components of distributable earnings on a tax basis were as follows:

Accumulated Capital Loss	(45,837,036)
Unrealized Depreciation	(5,090,692)
Total	$(50,927,728)

The tax components of distributable earnings are determined in accordance with income tax regulations which may differ from the composition of net assets reported under GAAP. Accordingly, for the year ended November 30, 2017, certain differences were reclassified. These differences were primarily attributed to the differing tax treatment of foreign currencies and certain other investments. The amounts reclassified did not affect net assets.

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Stone Harbor Emerging Markets Total Income Fund	Notes to Financial Statements

November 30, 2017

The reclassifications were as follows:

Fund		Paid-in Capital	Accumulated Net Investment Income/(Loss)	Accumulated Net Realized Gain/(Loss) on Investments
Stone Harbor Emerging Markets Total Income Fund	$	–	$(1,307,574)	$1,307,574

Capital Losses: As of November 30, 2017 the Fund had capital loss carryforwards which may reduce the Fund’s taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code and thus may reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax pursuant to the Code.

Capital loss carryovers used during the period ended November 30, 2017 were:

Fund	Amount
Stone Harbor Emerging Markets Total Income Fund	$3,492,960

Capital losses carried forward were as follows:

Fund	Short-Term	Long-Term
Stone Harbor Emerging Markets Total Income Fund	$17,377,628	$27,421,375

The Fund elects to defer to the period ending November 30, 2018, capital losses recognized during the period November 1, 2017 to November 30, 2017 in the amount of:

Fund	Amount
Stone Harbor Emerging Markets Total Income Fund	$1,038,033

Unrealized Appreciation and Depreciation on Investments: At November 30, 2017, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Stone Harbor Emerging Markets Total Income Fund
Gross appreciation on investments (excess of value over tax cost)	$5,357,436
Gross depreciation on investments (excess of tax cost over value)	(10,404,398)
Net depreciation of foreign currency	(43,730)
Net unrealized depreciation	$(5,090,692)
Cost of investments for income tax purposes	$193,945,007

5. ADVISORY FEES, TRUSTEE FEES, ADMINISTRATION FEES, CUSTODY FEES AND TRANSFER AGENT FEES

The Adviser receives a monthly fee at the annual rate of 1.00% of the average daily value of the Fund’s total assets (including any assets attributable to any leverage used) minus the Fund’s accrued liabilities (other than Fund liabilities incurred for any leverage) (“Managed Assets”).

ALPS Fund Services, Inc. (“ALPS”) serves as administrator to the Fund. Under the administration agreement, ALPS is responsible for calculating the net asset value of the common shares and generally managing the administrative affairs of the Fund. ALPS receives a monthly fee based on the average daily value of the Fund’s Managed Assets.

State Street Bank and Trust Company serves as the Fund’s custodian. Computershare, Inc. serves as the Fund’s transfer agent.

The Fund, along with the Stone Harbor Emerging Markets Income Fund and the Stone Harbor Investment Funds (collectively, the “Stone Harbor Fund Complex”) paid each Trustee who is not an interested person of the Adviser or any of its affiliates an aggregate fee of $84,000 per year. The Chair of the Audit Committee of the Board receives additional compensation of $5,000 per year for his service as chair. These fees are allocated over the Stone Harbor Fund Complex based on the average net assets of each fund. Interested Trustees (as defined below) of the Trust are not compensated by the Stone Harbor Fund Complex. All Trustees are reimbursed for reasonable travel and out-of-pocket expenses incurred to attend such meetings. Officers of the Fund do not receive compensation for performing the duties of their office.

Annual Report | November 30, 2017	27

Stone Harbor Emerging Markets Total Income Fund	Notes to Financial Statements

November 30, 2017

6.  SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales of securities (excluding short-term securities) during the year ended November 30, 2017, were as follows:

Purchases	Sales
$233,381,984	$256,463,445

7.  INDEMNIFICATIONS

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that may contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8.  SUBSEQUENT EVENTS

Shareholder Distributions: On December 28, 2017, the Fund paid the regularly scheduled distribution in the amount of $0.1511 per share to shareholders of record as of December 15, 2017. On January 25, 2018, the Fund paid the regularly scheduled distribution in the amount of $0.1511 per share to shareholders of record as of January 12, 2018.

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Stone Harbor Emerging Markets Total Income Fund	Summary of Dividend Reinvestment Plan

November 30, 2017 (Unaudited)

Unless the registered owner of Common Shares elects to receive cash by contacting Computershare (the “Plan Administrator”), all dividends declared on Common Shares will be automatically reinvested by the Plan Administrator for shareholders in the Fund’s Automatic Dividend Reinvestment Plan (the “Plan”), in additional Common Shares. Common Shareholders who elect not to participate in the Plan will receive all dividends and other distributions in cash paid by check mailed directly to the shareholder of record (or, if the Common Shares are held in street or other nominee name, then to such nominee) by the Plan Administrator as dividend disbursing agent. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Such notice will be effective with respect to a particular dividend or other distribution (together, a “Dividend”). Some brokers may automatically elect to receive cash on behalf of Common Shareholders and may re-invest that cash in additional Common Shares.

The Plan Administrator will open an account for each Common Shareholder under the Plan in the same name in which such Common Shareholder’s Common Shares are registered. Whenever the Fund declares a Dividend payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in Common Shares. The Common Shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized Common Shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding Common Shares on the open market (“Open-Market Purchases”) on the NYSE or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commissions per Common Share is equal to or greater than the NAV per Common Share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the NAV per Common Share on the payment date; provided that, if the NAV is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per Common Share on the payment date. If, on the payment date for any Dividend, the NAV per Common Share is greater than the closing market value plus estimated brokerage commissions, the Plan Administrator will invest the Dividend amount in Common Shares acquired on behalf of the participants in Open-Market Purchases.

In the event of a market discount on the payment date for any Dividend, the Plan Administrator will have until the last business day before the next date on which the Common Shares trade on an “ex-dividend” basis or 30 days after the payment date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in Common Shares acquired in Open-Market Purchases. It is contemplated that the Fund will pay monthly income Dividends. If, before the Plan Administrator has completed its Open-Market Purchases, the market price per Common Share exceeds the NAV per Common Share, the average per Common Share purchase price paid by the Plan Administrator may exceed the NAV of the Common Shares, resulting in the acquisition of fewer Common Shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at the NAV per Common Share at the close of business on the Last Purchase Date provided that, if the NAV is less than or equal to 95% of the then current market price per Common Share, the dollar amount of the Dividend will be divided by 95% of the market price on the payment date for purposes of determining the number of shares issuable under the Plan.

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

In the case of Common Shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan.

There will be no brokerage charges with respect to Common Shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. Participants that request a sale of Common Shares through the Plan Administrator are subject to brokerage commissions.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator at 1-866-390-3910.

Annual Report | November 30, 2017	29

Stone Harbor Emerging Markets Total Income Fund	Additional Information

November 30, 2017 (Unaudited)

FUND PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available (1) on the SEC’s website at http://www.sec.gov, or (2) they may be reviewed and copied at the SEC’s Public Reference Room in Washington DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).

PROXY VOTING

The policies and procedures used to determine how to vote proxies relating to securities held by the Fund are available (1) without charge, upon request, by calling 1-877-206-0791, or (2) on the SEC’s website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year (1) without charge, upon request, by calling 1-877-206-0791, or (2) on the SEC’s website at http://www.sec.gov.

SHAREHOLDER TAX INFORMATION

Certain tax information regarding the Fund is required to be provided to shareholders based upon the Fund’s income and distributions for the year ended November 30, 2017. The Fund designates the following as a percentage of taxable ordinary income distributions, up to the maximum amount allowable, for the calendar year ended December 31, 2016:

Stone Harbor Emerging Markets Total Income Fund
Dividends Received Deduction Percentage	0.00%
Qualified Dividend Income Percentage	0.00%

In early 2017, if applicable, shareholders of record received this information for the distributions paid to them by the Fund during the calendar year 2016 via Form 1099. The Fund will notify shareholders in early 2018 of amounts paid to them by the Fund, if any, during the calendar year 2017.

SENIOR OFFICER CODE OF ETHICS

The Fund files a copy of its code of ethics that applies to the Fund’s principal executive officer, principal financial officer or controller, or persons performing similar functions, with the SEC as an exhibit to its annual report on Form N-CSR. This will be available on the SEC’s website at http://www.sec.gov.

PRIVACY POLICY

The Fund has adopted the following privacy policies in order to safeguard the personal information of the Fund's customers and consumers in accordance with Regulation S-P as promulgated by the U.S. Securities and Exchange Commission.

Fund officers are responsible for ensuring that the following policies and procedures are implemented:

1.	The Fund is committed to protecting the confidentiality and security of the information they collect and will handle personal customer and consumer information only in accordance with Regulation S-P and any other applicable laws, rules and regulations(1). The Fund will ensure: (a) the security and confidentiality of customer records and information; (b) that customer records and information are protected from any anticipated threats and hazards; and (c) that customer records and information are protected from unauthorized access or use.

2.	The Fund conducts its business affairs through its trustees, officers and third parties that provide services pursuant to agreements with the Fund. The Fund does not have any employees. It is anticipated that the trustees and officers of the Fund who are not employees of service providers will not have access to customer records and information in the performance of their normal responsibilities for the Fund.

3.	The Fund may share customer information with its affiliates, subject to the customers' right to prohibit such sharing.

4.	The Fund may share customer information with unaffiliated third parties only in accordance with the requirements of Regulation S-P. Pursuant to this policy, the Fund will not share customer information with unaffiliated third parties other than as permitted by law, unless authorized to do so by the customer.

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Stone Harbor Emerging Markets Total Income Fund	Additional Information

November 30, 2017 (Unaudited)

Consistent with these policies, the Fund has adopted the following procedures:

1.	The Fund will determine that the policies and procedures of its affiliates and Service Providers are reasonably designed to safeguard customer information and only permit appropriate and authorized access to and use of customer information through the application of appropriate administrative, technical and physical protections.

2.	The Fund will direct each of its Service Providers to adhere to the privacy policy of the Fund and to their respective privacy policies with respect to the Fund's customer information and to take all action reasonably necessary so that the Fund is in compliance with the provisions of Regulation S-P, including, as applicable, the development and delivery of privacy notices and the maintenance of appropriate and adequate records.

3.	Each Service Provider is required to promptly report to the officers of the Fund any material changes to its privacy policy before, or promptly after, the adoption of such changes.

(1)	Generally, shares of the Fund are held through financial intermediaries which are not considered "customers" of the Fund for purposes of Regulation S-P.

This report, including the financial information herein, is transmitted to the shareholders of Stone Harbor Emerging Markets Total Income Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase its common shares in the open market.

Information on the Fund is available at www.shiplpcef.com or by calling the Fund’s shareholder servicing agent at 1-866-390-3910.

SPECIAL RISKS RELATED TO CYBER SECURITY

With the increased use of technologies such as the Internet and the dependence on computer systems to perform necessary business functions, the Fund and its service providers are susceptible to operational and information security risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber attacks include, but are not limited to, gaining unauthorized access to digital systems for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial of service attacks on websites. Cyber security and other operational and technology failures or breaches of the Fund’s service providers (including, but not limited to, the Adviser, the administrator, the transfer agent and the custodian) or the issuers of securities in which the Fund invests, have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, the inability of Fund shareholders to transact business, delays or mistakes in the calculation of the Fund’s NAV or other materials provided to shareholders, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. The Fund and its shareholders could be negatively impacted as a result. While the Fund has established business continuity plans and systems designed to prevent such cyber attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cyber security plans and systems put in place by its service providers, financial intermediaries and issuers in which the Fund invests.

ADDITIONAL INFORMATION

The Fund enters into contractual arrangements with various parties, including, among others, the Funds’ Adviser, shareholder service provider, custodian, transfer agent and administrator, who provide services to the Fund. Shareholders are not parties to, or intended (or “third-party”) beneficiaries of, any of those contractual arrangements, and those contractual arrangements are not intended to create in any individual shareholder or group of shareholders any right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Fund.

Neither the Fund's original or any subsequent prospectus or statement of additional information, any press release or shareholder report or any contracts filed as exhibits to the Fund's registration statement, is intended to, nor does it, give rise to an agreement or contract between the Fund and any investor, or give rise to any contract or other rights in any individual shareholder, group of shareholders or other person other than any rights conferred explicitly by applicable federal or state securities laws that may not be waived.

Annual Report | November 30, 2017	31

Stone Harbor Emerging Markets Total Income Fund	Trustees & Officers

November 30, 2017 (Unaudited)

The business and affairs of the Fund are managed under the direction of its Board. The Board approves all significant agreements between the Fund and the persons or companies that furnish services to the Fund, including agreements with its distributor, investment adviser, administrator, custodian and transfer agent. The day to day operations of the Fund are delegated to the Fund’s Adviser and administrator.

The name, year of birth and principal occupations for the past five years of the Trustees and officers of the Fund are listed below, along with the number of portfolios in the Fund complex overseen by and the other directorships held by each Trustee. The Fund’s Statement of Additional Information includes additional information about the Trustees and is available without a charge, upon request, by calling 1-866-699-8158.

INDEPENDENT TRUSTEES

Name and Year of Birth(1)	Position(s) Held with the Fund	Term of Office And Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(3)	Other Directorships Held by Trustee
Alan Brott 1942 Class I	Chairman of the Audit Committee; Trustee	Trustee: Since 2012 Term Expires: 2020	Columbia University - Associate Professor, 2000- Present; Consultant, 1991-Present.	11	Stone Harbor Investment Funds, Stone Harbor Emerging Markets Income Fund, Grosvenor Registered Multi-Strategy Fund, Man FRM Alternative Multi- Strategy Fund, Excelsior Private Markets Funds (3 funds), UST Global Private Markets, and NB Crossroads Private Markets Funds (2 funds).
Heath B. McLendon 1933 Class II	Trustee	Trustee: Since 2012 Term Expires: 2018	Retired since 2006; formerly Citigroup - Chairman of Equity Research Oversight Committee.	11	Stone Harbor Investment Funds and Stone Harbor Emerging Markets Income Fund.
Patrick Sheehan 1947 Class III	Trustee	Trustee: Since 2012 Term Expires: 2019	Retired since 2002; formerly, Citigroup Asset Management- Managing Director and Fixed Income Portfolio Manager.	11	Stone Harbor Investment Funds and Stone Harbor Emerging Markets Income Fund.
Glenn Marchak 1956 Class II	Trustee	Trustee: Since 2015 Term Expires: 2018	Consultant and Private Investor.	11	Stone Harbor Investment Funds, Stone Harbor Emerging Markets Income Fund, Apollo Tactical Income Fund Inc. and Apollo Senior Floating Rate Fund Inc.

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Stone Harbor Emerging Markets Total Income Fund	Trustees & Officers

November 30, 2017 (Unaudited)

INDEPENDENT TRUSTEES (CONTINUED)

Name and Year of Birth(1)	Position(s) Held with the Fund	Term of Office And Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(3)	Other Directorships Held by Trustee
Bruce Speca 1956 Class III	Trustee	Trustee: Since 2016 Term Expires: 2019	Trustee, The Advisors' Inner Circle Fund, The Advisors' Inner Circle Fund II, Bishop Street Funds and The KP Funds (November 2011-Present); Global Head of Asset Allocation, Manulife Asset Management (subsidiary of Manulife Financial), 2010 to 2011; Executive Vice President – Investment Management Services, John Hancock Financial Services (subsidiary of Manulife Financial), 2003 to 2010.	11	Stone Harbor Investment Funds, Stone Harbor Emerging Markets Income Fund, The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds.

INTERESTED TRUSTEE

Name and Year of Birth(1)	Position(s) Held with the Fund	Term of Office And Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(3)	Other Directorships Held by Trustee
Thomas K. Flanagan* 1953 Class I	Chairman and Trustee	Trustee: Since 2012 Term Expires: 2020	Since April 2006, Portfolio Manager and other senior management positions at Stone Harbor; prior to April 2006, Managing Director and Senior Portfolio Manager for emerging markets debt portfolios at Salomon Brothers Asset Management Inc.; joined Salomon Brothers Asset Management Inc. in 1991.	11	Stone Harbor Investment Funds and Stone Harbor Emerging Markets Income Fund.

Annual Report | November 30, 2017	33

Stone Harbor Emerging Markets Total Income Fund	Trustees & Officers

November 30, 2017 (Unaudited)

OFFICERS

Name and Year of Birth(1)	Position(s) Held with the Fund(2)	Term of Office And Length of Time Served(3)	Principal Occupation(s) During Past 5 Years
Peter J. Wilby 1958	President and Chief Executive Officer	Since 2012	Co-portfolio manager of the Fund; since April 2006, Chief Investment Officer of Stone Harbor; prior to April 2006, Chief Investment Officer — North American Fixed Income at Citigroup Asset Management; joined Citigroup or its predecessor firms in 1989.
Pablo Cisilino 1967	Executive Vice President	Since 2012	Co-portfolio manager of the Fund; since July 2006, Portfolio Manager of Stone Harbor; from June 2004 to July 2006, Executive Director for Sales and Trading in Emerging Markets at Morgan Stanley Inc.; prior to June 2004, Vice President for local markets and FX sales and trading, Goldman Sachs; joined Goldman Sachs in 1994.
James E. Craige 1967	Executive Vice President	Since 2012	Co-portfolio manager of the Fund; since April 2006, Portfolio Manager of Stone Harbor; prior to April 2006, Managing Director and Senior Portfolio Manager for emerging markets debt portfolios at Salomon Brothers Asset Management Inc.; joined Salomon Brothers Asset Management Inc. in 1992.
David Griffiths 1964	Executive Vice President	Since 2012	Co-portfolio manager of the Fund; since April 2006, Portfolio Manager of Stone Harbor; prior to April 2006, Senior Portfolio Manager and economist responsible for market opportunity analysis, hedging and alternative asset allocation strategies; joined Salomon Brothers Asset Management Limited in 1993.
David A. Oliver 1959	Executive Vice President	Since 2012	Co-portfolio manager of the Fund; since June 2008, Portfolio Manager of Stone Harbor; from 1986 to June 2008, Managing Director in Emerging Market sales and trading at Citigroup.
William Perry 1962	Executive Vice President	Since 2012	Co-portfolio manager of the Fund; since September 2012, Portfolio Manager of Stone Harbor; from August 2010 to August 2012, Emerging Markets Corporate Portfolio Manager at Morgan Stanley Investment Management; prior to 2010, Managing Director/Portfolio Manager in the Global Special Opportunities Group for Latin American Special Situations at JPMorgan/Chase.

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Stone Harbor Emerging Markets Total Income Fund	Trustees & Officers

November 30, 2017 (Unaudited)

OFFICERS (CONTINUED)

Name and Year of Birth(1)	Position(s) Held with the Fund(2)	Term of Office And Length of Time Served(3)	Principal Occupation(s) During Past 5 Years
David Scott 1961	Executive Vice President	Since 2012	Co-portfolio manager of the Fund; since April 2006, Portfolio Manager of Stone Harbor; prior to April 2006, Managing Director and Head of Traditional Investment Group responsible for the global bond portfolios at Salomon Brothers Asset Management Limited; joined Salomon Brothers Asset Management Limited in 1983.
Thomas M. Reynolds 1960	Principal Financial and Accounting Officer	Since 2014	Since February 2008, Controller of Stone Harbor; from February 2006 to February 2008, Vice President of Portfolio Administration for Goldman Sachs Asset Management; from 1991 to 2006, Citigroup Asset Management.
Adam J. Shapiro 1963	Chief Legal Officer and Secretary	Since 2012	Since April 2006, General Counsel of Stone Harbor; from April 2004 to March 2006, General Counsel, North American Fixed Income, Salomon Brothers Asset Management Inc.; from August 1999 to March 2004, Director of Product and Business Development, Citigroup Asset Management.
Jeffrey S. Scott 1959	Chief Compliance Officer and Assistant Secretary	Since 2012	Since April 2006, Chief Compliance Officer of Stone Harbor; from October 2006 to March 2007, Director of Compliance, New York Life Investment Management LLC; from July 1998 to September 2006, Chief Compliance Officer, Salomon Brothers Asset Management Inc.
Amanda Suss 1969	Treasurer	Since 2014	Since July 2011, Senior Finance Associate of Stone Harbor; from 2000 to July 2006, Director of Business Operations at Citigroup Asset Management; From April 1994 to April 2000, Mutual Fund Accounting Manager at Smith Barney Asset Management.
Vilma V. DeVooght 1977	Assistant Secretary	Since 2015	Senior Counsel, ALPS, since 2014; Associate Counsel, First Data Corporation 2012 to 2014; Legal Counsel, Invesco 2009 to 2011.
Erich Rettinger 1985	Assistant Treasurer	Since 2016	Fund Controller, since 2013, and Fund Accountant, 2007 to 2013, ALPS Fund Services, Inc.

*	Mr. Flanagan is an interested person of the Trust (as defined in the 1940 Act) (an “Interested Trustee”) because of his position with the Adviser.

(1)	The business address of each Trustee and Officer of the Fund is c/o Stone Harbor Investment Partners LP, 31 West 52nd Street, 16th Floor, New York, NY 10019.

(2)	Each Trustee serves until retirement, resignation or removal from the Board. Officers are typically elected every year, unless an officer earlier retires, resigns or is removed from office.

(3)	The term “Fund Complex” as used in this table includes the Fund and the following registered investment companies: Stone Harbor Emerging Markets Debt Fund, Stone Harbor High Yield Bond Fund, Stone Harbor Local Markets Fund, Stone Harbor Emerging Markets Corporate Debt Fund, Stone Harbor Investment Grade Fund, Stone Harbor Strategic Income Fund, Stone Harbor Emerging Markets Debt Allocation Fund, Stone Harbor Emerging Markets Debt Blend Fund, Stone Harbor 500 Plus Fund and Stone Harbor Emerging Markets Income Fund. As of November 30, 2017, the Stone Harbor Emerging Markets Debt Blend Fund had not commenced operations.

Annual Report | November 30, 2017	35

Stone Harbor Emerging Markets Total Income Fund	Benchmark Descriptions

November 30, 2017 (Unaudited)

Index	Description
JPMorgan EMBI Global Diversified Index	The JPMorgan EMBI Global Diversified Index (EMBI Global Diversified) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging markets sovereign and quasi-sovereign entities: Brady bonds, loans, and Eurobonds. The index limits the weights of those index countries with larger debt stocks by only including specified portions of these countries’ eligible current face amounts outstanding. The countries covered in the EMBI Global Diversified are identical to those covered by the EMBI Global.
JPMorgan CEMBI Broad Diversified Index	The JPMorgan CEMBI Broad Diversified Index (CEMBI Broad Diversified) tracks total returns of U.S. dollar-denominated debt instruments issued by corporate entities in emerging market countries and consists of an investable universe of corporate bonds. The minimum amount outstanding required is $350 mm for the CEMBI Broad Diversified. The CEMBI Broad Diversified limits the weights of those index countries with larger corporate debt stocks by only including a specified portion of these countries’ eligible current face amounts of debt outstanding.
JPMorgan GBI-EM Global Diversified Index	The JPMorgan GBI-EM Global Diversified Index consists of regularly traded, liquid fixed-rate, domestic currency government bonds to which international investors can gain exposure. The weightings among the countries are more evenly distributed within this index.

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INVESTMENT ADVISER
Stone Harbor Investment Partners LP
31 W. 52nd Street, 16th Floor
New York, New York 10019

ADMINISTRATOR & FUND ACCOUNTANT
ALPS Fund Services, Inc.
1290 Broadway, Suite 1100
Denver, Colorado 80203

TRANSFER AGENT
Computershare, Inc.
480 Washington Blvd.
Jersey City, New Jersey 07310

CUSTODIAN
State Street Bank and Trust Company
One Iron Street
Boston, Massachusetts 02210

LEGAL COUNSEL
Ropes & Gray LLP
1211 Avenue of the Americas
New York, New York 10036

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
1601 Wewatta Street, Suite 400
Denver, Colorado 80202

Item 2.	Code of Ethics.

(a)	The Registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or any persons performing similar functions on behalf of the Registrant.

(b)	Not applicable.

(c)	During the period covered by this report, no substantive amendments were made to the provisions of the code of ethics adopted in Item 2(a) above.

(d)	During the period covered by this report, no implicit or explicit waivers to the provision of the code of ethics adopted in 2 (a) above were granted.

(e)	Not applicable.

(f)	The Registrant’s Code of Ethics is attached as Exhibit 13(a)(1) hereto.

Item 3.	Audit Committee Financial Expert.

The Board of Trustees of the Registrant has determined that the Registrant has as least one audit committee financial expert serving on its audit committee. The Board of Trustees has designated Alan J. Brott as the Registrant’s “audit committee financial expert.” Mr. Brott is “independent” as defined in paragraph (a)(2) of Item 3 to Form N-CSR.

Mr. Brott has significant public accounting experience, including significant experience as a partner at a public accounting firm.

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees: The aggregate fees billed for professional services rendered by the principal accountant for the audit of the Registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the last two fiscal periods are set forth in the table below:

Audit Fees
2017	For the Period June 1, 2016 – November 30, 2016*	2016
$69,500	$52,000	$69,500

*	On July 20, 2016, the Board of Trustees approved a change of the Registrant’s fiscal year end from May 31 to November 30. Information is provided for the “stub” period from June 1, 2016 through the EDI Fund’s new fiscal year end of November 30, 2016.

(b)	Audit-Related Fees: The aggregate fees for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item for the last two fiscal periods are set forth in the table below:

Audit Related Fees
2017	For the Period June 1, 2016 – November 30, 2016*	2016
$0	$0	$0

*	On July 20, 2016, the Board of Trustees approved a change of the Registrant’s fiscal year end from May 31 to November 30. Information is provided for the “stub” period from June 1, 2016 through the EDI Fund’s new fiscal year end of November 30, 2016.

(c)	Tax Fees: The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning for the last two fiscal periods are set forth in the table below:

Tax Fees
2017	For the Period June 1, 2016 – November 30, 2016*	2016
$5,555	$3,215	$5,040

*	On July 20, 2016, the Board of Trustees approved a change of the Registrant’s fiscal year end from May 31 to November 30. Information is provided for the “stub” period from June 1, 2016 through the EDI Fund’s new fiscal year end of November 30, 2016.

The fees for these fiscal periods were for services pertaining to federal income tax return review, review of year-end dividend distributions and excise tax preparation.

(d)	All Other Fees: The aggregate fees billed for for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item for the last two fiscal periods are set forth in the table below:

All Other Fees
2017	For the Period June 1, 2016 – November 30, 2016*	2016
$0	$0	$0

*	On July 20, 2016, the Board of Trustees approved a change of the Registrant’s fiscal year end from May 31 to November 30. Information is provided for the “stub” period from June 1, 2016 through the EDI Fund’s new fiscal year end of November 30, 2016.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures: All services to be performed by the Registrant's principal auditors must be pre-approved by the Registrant's Audit Committee.

(e)(2)	No services described in paragraphs (b) through (d) of this Item 4 were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	The aggregate non-audit fees billed by the Registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the last two fiscal periods are set forth in the table below:

Aggregate Non-Audit Fees
2017	For the Period June 1, 2016 – November 30, 2016*	2016
$0	$0	$0

*	On July 20, 2016, the Board of Trustees approved a change of the Registrant’s fiscal year end from May 31 to November 30. Information is provided for the “stub” period from June 1, 2016 through the EDI Fund’s new fiscal year end of November 30, 2016.

(h)	Not applicable.

Item 5.	Audit Committee of Listed Registrants.

The Registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act and is comprised of the following members:

Alan J. Brott, Chairman

Heath B. McLendon

Patrick Sheehan

Glenn Marchak

Bruce Speca

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the Report to Stockholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Attached as Exhibit 13(c), is a copy of the Registrant’s proxy voting policies and procedures.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies as of February 8, 2018.

(a)(1)

Name	Position(s) Held with the Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years
Peter J. Wilby	President and Chief Executive Officer	Since 2012	Co-portfolio manager of the Fund; since April 2006, Chief Investment Officer of Stone Harbor Investment Partners LP; prior to April 2006, Chief Investment Officer — North American Fixed Income at Citigroup Asset Management; joined Citigroup or its predecessor firms in 1989.
Pablo Cisilino	Executive Vice President	Since 2012	Co-portfolio manager of the Fund; Since July 2006, Portfolio Manager of Stone Harbor Investment Partners LP; from June 2004 to July 2006, Executive Director for Sales and Trading in Emerging Markets at Morgan Stanley Inc.; prior to June 2004, Vice President for local markets and FX sales and trading, Goldman Sachs; joined Goldman Sachs in 1994.

Name	Position(s) Held with the Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years
James E. Craige	Executive Vice President	Since 2012	Co-portfolio manager of the Fund; Since April 2006, Portfolio Manager of Stone Harbor of Stone Harbor Investment Partners LP; Prior to April 2006, Managing Director and Senior Portfolio Manager for emerging markets debt portfolios at Salomon Brothers Asset Management Inc.; Joined Salomon Brothers Asset Management Inc. in 1992.
David Griffiths	Executive Vice President	Since 2012	Co-portfolio manager of the Fund; Since April 2006, Portfolio Manager of Stone Harbor of Stone Harbor Investment Partners LP; Prior to April 2006, Senior Portfolio Manager and economist responsible for market opportunity analysis, hedging and alternative asset allocation strategies; Joined Salomon Brothers Asset Management Limited in 1993.
David A. Oliver	Executive Vice President	Since 2012	Co-portfolio manager of the Fund; Since June 2008, Portfolio Manager of Stone Harbor Investment Partners LP; from 1986 to June 2008, Managing Director in Emerging Market sales and trading at Citigroup.

Name	Position(s) Held with the Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years
William Perry	Executive Vice President	Since 2012	Co-portfolio manager of the Fund; Since September 2012, Portfolio Manager of Stone Harbor of Stone Harbor Investment Partners LP; From August 2010 to August 2012, Emerging Markets Corporate Portfolio Manager at Morgan Stanley Investment Management; Prior to 2010, Managing Director/Portfolio Manager in the Global Special Opportunities Group for Latin American Special Situations at JPMorgan/Chase.
David Scott	Executive Vice President	Since 2012	Co-portfolio manager of the Fund; Since April 2006, Portfolio Manager of Stone Harbor of Stone Harbor Investment Partners LP; Prior to April 2006, Managing Director and Head of Traditional Investment Group responsible for the global bond portfolios at Salomon Brothers Asset Management Limited; Joined Salomon Brothers Asset Management Limited in 1983.

(a)(2) As of November 30, 2017, the Portfolio Managers listed above are also responsible for the day-to-day management of the following:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	# of Accounts	Total Assets ($mm)	# of Accounts	Total Assets ($mm)	# of Accounts	Total Assets ($mm)
Peter Wilby, CFA	12	6,062	30 [1]	10,389	48 [2]	12,705
Pablo Cisilino	9	5,566	20 [1]	9,495	39 [2]	11,137
James Craige, CFA	9	5,566	20 [1]	9,495	39 [2]	11,137
Kumaran Damodaran, PhD	9	5,566	20 [1]	9,495	39 [2]	11,137
David Griffiths	9	5,566	20 [1]	9,495	39 [2]	11,137
David Oliver, CFA	9	5,566	20 [1]	9,495	39 [2]	11,137
William Perry	9	5,566	20 [1]	9,495	39 [2]	11,137
David Scott	9	5,566	20 [1]	9,495	39 [2]	11,137

#	of Accounts does not include investors in Stone Harbor's pooled vehicles.

[1]	Three accounts invested in Stone Harbor's pooled investment vehicles of combined total market value $894 mm and one segregated account of total market value $187 mm are subject to a performance-based fee.
[2]	Two segregated accounts of total market value $1,841 mm are subject to a performance-based fee

Potential Conflicts of Interest

Potential conflicts of interest may arise when one of the Fund’s portfolio managers has day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for the portfolio managers listed in the table above.

The Investment Manager and the Fund have adopted compliance policies and procedures that are designed to address various conflicts of interest that may arise for the Investment Manager and the individuals that it employs. For example, the Investment Manager seeks to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. The Investment Manager has also adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among similarly-managed funds and accounts. There is no guarantee, however, that the policies and procedures adopted by the Investment Manager and the Fund will be able to detect and/or prevent every situation in which an actual or potential conflict may appear.

These potential conflicts include:

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund’s ability to take full advantage of the investment opportunity.

Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

Selection of Brokers/Dealers. Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or accounts that they supervise. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (“Section 28(e)”)), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

Use of Leverage. During periods in which the Fund is using leverage, the fees paid to the Investment Manager for investment advisory services, which may directly or indirectly affect the portfolio manager’s compensation, will be higher than if the Fund did not use leverage because the fees paid will be calculated on the basis of the Fund’s Total Managed Assets, which may create an incentive for the portfolio manager to leverage the Fund or to leverage using strategies that increase the Investment Manager’s fee.

Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the Investment Manager’s management fee and/or the portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the investment advisor and/or its affiliates have interests. Similarly, the desire to maintain or raise assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager to lend preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

Related Business Opportunities. The Investment Manager or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of fund and/or accounts that provide greater overall returns to the Investment Manager and its affiliates.

Broad and Wide-Ranging Activities. The portfolio managers, the Investment Manager and its affiliates engage in a broad spectrum of activities. In the ordinary course of their business activities, the portfolio managers, the Investment Manager and its affiliates may engage in activities where the interests of the Investment Manager and its affiliates or the interests of their clients may conflict with the interests of the shareholders of the Fund.

Possible Future Activities. The Investment Manager and its affiliates may expand the range of services that it provides over time. Except as provided herein, the Investment Manager and its affiliates will not be restricted in the scope of its business or in the performance of any such services (whether now offered or undertaken in the future) even if such activities could give rise to conflicts of interest, and whether or not such conflicts are described herein. The Investment Manager and its affiliates have, and will continue to develop, relationships with a significant number of companies, financial sponsors and their senior managers, including relationships with clients who may hold or may have held investments similar to those intended to be made by the Fund. These clients may themselves represent appropriate investment opportunities for the Fund or may compete with the Fund for investment opportunities.

(a)(3) Portfolio Manager Compensation as of November 30, 2017.

The Investment Manager is 100% employee owned, which gives its personnel a direct stake in the success of the firm. In addition to a share in firm ownership, this compensation program includes a salary commensurate with experience and a performance-based bonus. The overall compensation structure for the Fund’s portfolio managers is based on three components: (a) base remuneration; (b) discretionary performance-based bonus; and (c) profit participation.

Portfolio managers are compensated on pre-tax investment performance versus both the applicable benchmark and peer group as measured on a one-, three- and five-year horizon equally weighted. For these purposes, the benchmark for the Fund is a blend of the J.P. Morgan GBI-EM Global Diversified Index, the J.P. Morgan EMBI Global Diversified Index and the J.P. Morgan CEMBI Broad Diversified Index. Analysts are compensated on credit performance versus the applicable benchmark for the same periods. All employees will also participate in firm profit-sharing.

(a)(4) Dollar Range of Securities Owned as of November 30, 2017.

Portfolio Managers	Dollar Range of the Registrant’s Securities Owned by the Portfolio Managers
Peter J. Wilby	$500,001-$1,000,000
Pablo Cisilino	$100,001-$500,000
James Craige	$500,001-$1,000,000
David Griffiths	$0
David Oliver	$0
William Perry	$10,001-$50,000
David Scott	$0

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11.	Controls and Procedures.

(a)	The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls as of a date within 90 days of the filing date of this report.

(b)	There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	Not applicable. The Registrant did not engage in securities lending activities during its most recent fiscal year.

(b)	Not applicable. The Registrant did not engage in securities lending activities during its most recent fiscal year.

Item 13.	Exhibits.

(a)(1)	The Code of Ethics that applies to the Registrant’s principal executive officer and principal financial officer is attached hereto as Exhibit 13(a)(1).

(a)(2)	The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.Cert.

(a)(3)	None.

(a)(4)	Not applicable.

(b)	A certification by the Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.906Cert.

(c)	The Registrant’s proxy voting policies and procedures are attached hereto as Exhibit 13(c).

(d)	Pursuant to the Securities and Exchange Commission’s Order granting relief from Section 19(b) of the Investment Company Act of 1940, as amended, dated October 12, 2011, the form of Section 19(a) Notices to Beneficial Owners are attached hereto as Exhibit 13(d).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Stone Harbor Emerging Markets Total Income Fund

By:	/s/ Peter J. Wilby
Peter J. Wilby
President and Chief Executive Officer/Principal Executive Officer

Date:	February 8, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

Stone Harbor Emerging Markets Total Income Fund

By:	/s/ Peter J. Wilby
Peter J. Wilby
President and Chief Executive Officer/Principal Executive Officer

Date:	February 8, 2018

By:	/s/ Thomas M. Reynolds
Thomas M. Reynolds
Principal Financial Officer/Principal Accounting Officer

Date:	February 8, 2018